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Exhibit 10.26

SUPPLY AGREEMENT

dated as of December 16, 2004

between

WYETH,

acting through its Wyeth Consumer Healthcare Division

and

ARMSTRONG PHARMACEUTICALS, INC.

For Turnkey Manufacture and Supply of Primatene Mist

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

TABLE OF CONTENTS

1.	DEFINITIONS	1
2.	TECHNOLOGY TRANSFER FOR MANUFACTURE UNDER WYETH'S NDA	6
3.	EVALUATION AND CHOICE OF METHOD OF MANUFACTURE	8
4.	SUPPLY	11
5.	COMPLIANCE, QUALITY AND ENVIRONMENTAL	13
6.	MANUFACTURING CHANGES	17
7.	PRICE AND PAYMENT	18
8.	REPRESENTATIONS AND WARRANTIES	20
9.	INDEMNIFICATION AND INSURANCE	22
10.	TERM AND TERMINATION	24
11.	WYETH EQUIPMENT	26
12.	CONFIDENTIALITY	27
13.	FORCE MAJEURE	28
14.	INTELLECTUAL PROPERTY	28
15.	NOTICES	29
16.	GENERAL	30

i

        THIS SUPPLY AGREEMENT is made and entered into as of this 16th day of December 2004 (the "Effective Date"), between WYETH, a corporation organized and existing under the laws of Delaware, acting through its Wyeth Consumer Healthcare Division, and having an address at Five Giralda Farms, Madison, New Jersey 07940 ("WYETH") and ARMSTRONG PHARMACEUTICALS, INC., a corporation organized and existing under the laws of Delaware and having an address at 423 LaGrange Street, West Roxbury, Massachusetts 02132 ("ARMSTRONG").

RECITALS

        WHEREAS, ARMSTRONG is experienced in the manufacture of metered dose inhalers ("MDIs");

        WHEREAS, WYETH markets and sells MDIs containing epinephrine as the active ingredient and CFCs as the propellant under the brand name of Primatene Mist®;

        WHEREAS, WYETH desires to have ARMSTRONG provide turnkey production of WYETH's Primatene Mist® product, including primary and secondary packaging and release of finished product to WYETH, and ARMSTRONG has agreed to provide such services on the terms and subject to the conditions set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     DEFINITIONS

        1.1    Definitions.

        As used in this Agreement, the following capitalized terms have the meanings indicated below:

          1.1.1 "Affiliate" means, in the case of either Party, any corporation, joint venture, or other business entity, which directly or indirectly controls, is controlled by, or is under common control with that Party. "Control," as used in Sections 1.1.1 and 10.6, means having the power to direct, or cause the direction of, the management and policies of an entity, whether through ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, for purposes of this Agreement, the term "Affiliate" does not include entities in which a Party or its Affiliates owns a majority of the ordinary voting power to elect a majority of the board of directors but is restricted from electing such majority by contract or otherwise, until such time as such restrictions are no longer in effect.

          1.1.2 "Approved CFCs" means CFC 12 (dichlorodifluoromethane) and CFC 114 (dichlorotetrafluoromethane) that meet the specifications for such materials set forth in the Specifications.

          1.1.3 "ARMSTRONG" has the meaning set forth in the Preamble.

          1.1.4 "ARMSTRONG's ANDA" means Abbreviated New Drug Application number 87-907 for the manufacture and sale of an MDI with epinephrine as the active ingredient and CFCs as the propellant, as the same may be amended from time to time.

          1.1.5 "ARMSTRONG's Technical Information" means ARMSTRONG's ANDA and other Technical Information owned and controlled by ARMSTRONG and disclosed to or otherwise used by WYETH hereunder.

          1.1.6 "Batch" means the mass or volume of Product obtained from a validated Manufacturing run.

          1.1.7 "Certificate of Analysis" means the document listing the results of the release tests conducted using approved Methods of Analysis for a specific Batch of Product in a form agreed to by the Parties in writing. The Certificate of Analysis will include, without limitation, Specifications, test method's identification, manufacturing date, re-test date and Product Lot/Batch number.

          1.1.8 "Confidential Information" means all information, data, trade secrets and know-how, including without limitation about technical, business and financial matters (including costs, profits, plans for future development, documentation, method of operation and marketing concepts) that is disclosed by or on behalf of a Party hereto to the other Party hereto as a result of the working relationship between the Parties pursuant to this Agreement. For the avoidance of doubt, in the case of WYETH, its Confidential Information shall include WYETH's Technical Information and WYETH's NDA and in the case of ARMSTRONG, its Confidential Information shall include ARMSTRONG's Technical Information and ARMSTRONG's ANDA.

          1.1.9 "Contract Year" means each consecutive twelve (12) month period during the Term, the first of which shall commence on the first day of the month following the date of the shipment by ARMSTRONG to WYETH of the first commercial Batch of the Product and end on the first anniversary thereof.

          1.1.10 "Effective Date" has the meaning set forth in the Preamble.

          1.1.11 "Facility" means ARMSTRONG's facility located at 423 LaGrange Street, West Roxbury, Massachusetts 02132, and at 10 Dan Road, Canton, Massachusetts 02021, or any other facility approved in writing by WYETH for the Manufacture of Product.

          1.1.12 "FDA" means the United States Food and Drug Administration or any successor entity thereto.

          1.1.13 "FD&C Act" means the Federal Food, Drug and Cosmetic Act, as the same may be amended or supplemented from time to time.

          1.1.14 "Force Majeure Event" has the meaning set forth in Article 13.

          1.1.15 "Good Laboratory Practices" or "GLPs" means the then current standards for non-clinical laboratories set forth in 21 CFR Part 58, as amended from time to time.

          1.1.16 "Good Manufacturing Practice" or "GMP" means the then current standards for the manufacture of Active Pharmaceutical Ingredient ("API") as set forth in 21 CFR Parts 210 and 211, as amended from time to time; and any relevant good manufacturing practices set forth in the FD&C Act and applicable regulations promulgated thereunder.

          1.1.17 "Improvements" has the meaning set forth in Section 2.5.

          1.1.18 "Indemnified Party" has the meaning set forth in Section 9.1.3.

          1.1.19 "Indemnifying Party" has the meaning set forth in Section 9.1.3.

          1.1.20 "Initial Term" means the period beginning on the first day of the first Contract Year and ending at the end of the fourth Contract Year.

          1.1.21 "Labor" means the direct labor and benefit expense of ARMSTRONG's employees involved in the Manufacture of a unit of Product, determined in accordance with U.S. generally accepted accounting principles consistently applied.

          1.1.22 "Lot" means a Batch identified with a unique identifying number and designated as such.

          1.1.23 "Manufacture," "Manufactured" or "Manufacturing" means all activities involved in the production of the Product, including, without limitation, the purchase of Materials, the preparation, formulation, filling, packaging (primary and secondary), component assembly, finishing, testing, analysis, labeling, storage and release of the Product and the handling, storage and disposal of any residues or wastes generated thereby.

          1.1.24 "Materials" means all materials, including, without limitation, all raw materials, ingredients, components, packaging supplies and labels, required for the Manufacture of Product. For purposes of clarity, Materials include Approved CFCs.

          1.1.25 "Methods of Analysis" means (a) if WYETH elects to proceed with Option A, the methods of analysis for the Product set forth in WYETH's NDA or (b) if WYETH elects to proceed with Option B, the methods of analysis for the Product set forth in ARMSTRONG's ANDA and the additional Methods of Analysis set forth in Exhibit A attached hereto; in either case as the same may be amended from time to time in accordance with Article 6.

          1.1.26 "MDI" means a metered dose inhaler.

          1.1.27 "Option A" means the Manufacture of the Product pursuant to WYETH's NDA.

          1.1.28 "Option B" means Manufacture of the Product pursuant to ARMSTRONG's ANDA.

          1.1.29 "Overhead" means the charges for direct overhead per unit of Product determined in accordance with U.S. generally accepted accounting principles consistently applied.

          1.1.30 "Party" or "Parties" means either WYETH, ARMSTRONG or both, as the context requires.

          1.1.31 "Person" means any natural person, corporation, general partnership, limited partnership, limited liability company, limited liability partnership proprietorship, other business organization, trust, union, association or governmental authority.

          1.1.32 "Product" means an MDI containing epinephrine as the active ingredient and Approved CFCs as a propellant, which meets the Specifications.

          1.1.33 "Recall" means any action by any Party to recover title to or possession of Product sold or shipped to Third Parties or any action to prevent or interrupt the sale or shipment by a Party of the Product to Third Parties that would have been subject to recall if it had been sold or shipped.

          1.1.34 "Registration Work" has the meaning set forth in Section 5.9.

          1.1.35 "Regulatory Approval" means all consents, permits, approvals, licenses, authorizations, qualifications, notices or orders that are issued or granted by Regulatory Authorities which are required for the Manufacture, marketing, promotion, pricing and sale of the Product in the Territory. For the sake of clarity, Regulatory Approval includes ARMSTRONG's ANDA if WYETH elects to proceed with Option B or WYETH's NDA if WYETH elects to proceed with Option A.

          1.1.36 "Regulatory Authority" or "Regulatory Authorities" means any domestic or foreign, federal, national, regional, state, county, city, municipal, local or other administrative, legislative regulatory or other governmental authority, agency, department, bureau, commission, council or involved in the granting of Regulatory Approval for the Product in the Territory.

          1.1.37 "Regulatory Requirements" means any and all legal and regulatory standards, procedures, protocols, guidelines or requests of any Regulatory Authority having jurisdiction over the Product or the Manufacture thereof.

          1.1.38 "Renewal Term" means each one (1) year period commencing on the expiration of the Initial Term or the immediately preceding Renewal Term, until this Agreement is terminated pursuant to Article 10.

          1.1.39 "Rolling Forecast" has the meaning set forth in Section 4.1(b).

          1.1.40 "Seizure" means any action by FDA or any other Regulatory Authority to detain or destroy the Product or prevent the release of the Product.

          1.1.41 "Specifications" means (a) if WYETH elects to proceed with Option A, the specifications set forth in WYETH's NDA, or (b) if WYETH elects to proceed with Option B, the specifications set forth in ARMSTRONG's ANDA and the additional specifications set forth in Exhibit A attached hereto; in either case as the same may be amended from time to time in accordance with Article 6.

          1.1.42 "Technical Information" means all information, data and know-how (whether or not patented or patentable) relating to the Manufacture of Product, including, without limitation, all formulas, processes, specifications, test methods, methods of analysis, process validation procedures and the results thereof.

          1.1.43 "Technology Transfer Activities" means the work required to transfer the process and technology to Manufacture the Product under WYETH's NDA from WYETH's current manufacturer to the Facilities, including, without limitation, the work specified in the Technology Transfer Plan.

          1.1.44 "Technology Transfer Plan" means the technology transfer plan to transfer the process and technology to Manufacture the Product under WYETH's NDA from WYETH's current manufacturer to the Facilities, a copy of which is attached hereto as Exhibit C, as the same may be amended from time to time by notice in writing from WYETH to ARMSTRONG.

          1.1.45 "Term" means the Initial Term and all Renewal Terms, if any.

          1.1.46 "Territory" means the United States and its territories (including Puerto Rico) and possessions and the Caribbean.

          1.1.47 "Third Party" means any Person other than WYETH, ARMSTRONG and their respective Affiliates.

          1.1.48 "Trademark" means any trademark, tradename, tradedress, slogan, logo, copyright or similar item selected by WYETH for use in connection with the Product.

          1.1.49 "WYETH" has the meaning set forth in the Preamble.

          1.1.50 "WYETH Equipment" has the meaning set forth in Section 3.3(a).

          1.1.51 "WYETH Materials" means Approved CFCs delivered to ARMSTRONG for Manufacture of Products under Option A.

          1.1.52 "WYETH's NDA" means New Drug Application number 16-126 for the manufacture and sale of an MDI with epinephrine as the active ingredient and CFCs as the propellant, as the same may be amended from time to time.

          1.1.53 "WYETH Requirements" mean any and all standards, procedures, protocols, guidelines or requests provided in writing to ARMSTRONG by WYETH regarding the quality, regulatory compliance or otherwise for the Product that are different than or require a higher level of performance than the Regulatory Requirements. For the avoidance of doubt, WYETH Requirements with respect to any particular activity hereunder shall only include those requirements provided in writing to ARMSTRONG prior to the date that such activity is completed.

          1.1.54 "WYETH's Technical Information" means WYETH's NDA and other Technical Information owned and controlled by WYETH and disclosed to or otherwise used by ARMSTRONG hereunder.

        1.2    Construction of Certain Terms and Phrases.

        Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; and (v) Article and Section headings shall not affect the meaning or construction of any provision of this Agreement.

2.     TECHNOLOGY TRANSFER FOR MANUFACTURE UNDER WYETH'S NDA.

        2.1    Technology Transfer.

        Upon the written request of WYETH, ARMSTRONG shall perform the Technology Transfer Activities specified in WYETH's request in accordance with the Technology Transfer Plan. The purchase orders attached hereto as Exhibit D, which were issued to ARMSTRONG prior to the Effective Date, constitute a written request by WYETH to perform the Technology Transfer Activities set forth therein. All other terms and conditions of such purchase orders are superseded by this Agreement. ARMSTRONG shall provide all resources necessary to perform the Technology Transfer Activities, except when the Technology Transfer Plan specifically states that WYETH shall be responsible for providing materials or other resources. Consistent with the Technology Transfer Plan, each Party shall designate a project manager who will be responsible for communicating all information concerning the Technology Transfer Activities to the other Party and shall have responsibility for providing guidance and expertise with respect to the Technology Transfer Plan from WYETH to ARMSTRONG.

        2.2    Termination of Technology Transfer Activities.

        WYETH may, at any time, by notice in writing to ARMSTRONG cancel the Technology Transfer Plan in whole or in part, or any individual Technology Transfer Activity. If WYETH delivers to ARMSTRONG a notice that it has elected to proceed with Option B, then such notice shall be deemed to be a notice in writing from WYETH to ARMSTRONG terminating the Technology Transfer Plan in its entirety. If upon receipt of notice of termination ARMSTRONG has not commenced the Technology Transfer Activities specified in such notice, then ARMSTRONG shall not do so. If ARMSTRONG has commenced any of such Technology Transfer Activities, then ARMSTRONG shall terminate all activities with respect thereto and shall charge WYETH only for the work performed through the date of termination and the documented reasonable costs associated with terminating such Technology Transfer Activity, not to exceed in the aggregate the fees specified in the Technology Transfer Plan for the performance of the Technology Transfer Activity.

        2.3    Payment for Technology Transfer Activities.

        ARMSTRONG shall invoice WYETH for Technology Transfer Activities requested by WYETH no more often per month than the number of requests ARMSTRONG receives per month from WYETH to commence a specific Technology Transfer Activity. The costs of the Technology Transfer Activities shall be consistent with the costs set forth in Exhibit C, unless WYETH requests additional work in writing to ARMSTRONG. For all Technology Transfer Activities ordered by WYETH on or after November 1, 2004, WYETH shall pay ARMSTRONG [***] of the estimated costs of such Technology Transfer Activities within thirty (30) days of receipt of ARMSTRONG's invoice. ARMSTRONG shall not be obligated to commence any specific Technology Transfer Activity before receiving such [***] of the estimated cost thereof. However, once ARMSTRONG has received such payment, it shall promptly commence a Technology Transfer Activity. WYETH shall pay any remaining amounts due for such work within thirty (30) days of satisfactory completion of the specific Technology Transfer Activities by ARMSTRONG. Satisfactory completion in this context means that the Technology Transfer Activities have been completed consistently with the Technology Transfer Plan, Regulatory Requirements and applicable WYETH Requirements. If WYETH determines that any Technology Transfer Activity does not meet the applicable requirements, it shall notify ARMSTRONG in writing of any deficiencies and ARMSTRONG shall have thirty (30) days to correct such deficiencies. WYETH will pay ARMSTRONG for only the portion of the Technology Transfer Activity that is satisfactory until any noted deficiencies are corrected, at which time WYETH shall pay any remaining costs of the work.

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

        2.4    Quality and Compliance.

          (a)   ARMSTRONG shall comply with all current good clinical practices, Good Laboratory Practices and Good Manufacturing Practices in the conduct of the Technology Transfer Activities.

          (b)   ARMSTRONG agrees to conduct all Technology Transfer Activities in a skillful, professional, safe and prudent manner, in accordance with the applicable WYETH Requirements, applicable Regulatory Requirements and applicable laws (including without limitation the Federal Food Drug and Cosmetic Act or specific country requirements, as applicable) and in compliance with all applicable provisions of this Agreement. ARMSTRONG shall maintain the necessary expertise, personnel and equipment to safely and lawfully perform the services described hereunder. ARMSTRONG shall ensure the services performed are free from defects in performance and representatives who perform such services shall be properly trained and qualified to perform the tasks to which they are assigned. To the extent that in performing any Technology Transfer Activity WYETH requests that ARMSTRONG meet standards that are higher than both (i) the standards that ARMSTRONG is currently meeting and (ii) the standards required by applicable law, then ARMSTRONG shall provide WYETH with a timeline and a cost estimate for meeting such higher standards and, if WYETH agrees to pay such costs, ARMSTRONG shall undertake the activities necessary to meet such higher standards in accordance with the agreed upon timeline.

        2.5    Grant of License.

          (a)   WYETH hereby grants to ARMSTRONG a personal, limited, non-exclusive, non-transferable, non-assignable, royalty free license to use WYETH's Technical Information solely for the purpose of Manufacturing the Product for WYETH pursuant to WYETH's NDA and for no other entity. Any improvements, adaptations or enhancements made to WYETH's Technical Information ("Improvements") by ARMSTRONG will be deemed WYETH's Technical Information and the license granted to ARMSTRONG hereunder shall be deemed to include such Improvements. ARMSTRONG shall execute all assignments and other documents as may be requested by WYETH to evidence and perfect WYETH's ownership of and/or right to use of the Improvements and the intellectual property rights therein at WYETH's expense. The foregoing license shall terminate on the earlier to occur of WYETH's notice in writing to ARMSTRONG that it is terminating the Technology Transfer Plan and the termination of this Agreement. Upon termination of the foregoing license, ARMSTRONG shall return all of WYETH's Technical Information to WYETH.

          (b)   The license granted in Section 2.5(a) shall not be construed (i) to effect any sale of WYETH Technical Information or (ii) except as expressly provided in Section 2.5(a), to grant ARMSTRONG any rights in or to the use of the Technical Information by implication or otherwise.

          (c)   If WYETH elects to proceed with Option B, during the Term ARMSTRONG shall be deemed to grant WYETH personal, limited, non-transferable, non-exclusive, non-assignable, royalty-free license to use ARMSTRONG's Technical Information solely for the purpose of selling Product Manufactured under ARMSTRONG's ANDA.

3.     EVALUATION AND CHOICE OF METHOD OF MANUFACTURE

        3.1    Evaluation of Manufacture Under ARMSTRONG's ANDA.

          (a)   ARMSTRONG shall provide to WYETH, to the extent in its possession or otherwise reasonably available, all information requested or otherwise necessary for WYETH to evaluate and assess ARMSTRONG's ANDA and ARMSTRONG's capabilities to Manufacture a Product under

  ARMSTRONG's ANDA that meets all Regulatory Requirements and WYETH Requirements. All information requested by WYETH for purposes of evaluating ARMSTRONG's ANDA shall promptly be provided to WYETH.

          (b)   As of the Effective Date, ARMSTRONG has provided to WYETH samples of Product Manufactured pursuant to ARMSTRONG's ANDA so that WYETH may evaluate the quality, composition, stability, components and other features of the Product from 2000 - 2002. ARMSTRONG has also provided summaries of the history of consumer complaints relating to the Product. ARMSTRONG shall also provide to WYETH any and all procedures, protocols, testing or sampling of Product and quality assurance and quality control procedures and standards, and quality control reports by which ARMSTRONG intends to Manufacture and release the Product pursuant to ARMSTRONG's ANDA.

        3.2    Choice of Manufacture Method.

          (a)   WYETH shall have the right by notice in writing to ARMSTRONG to elect to proceed with Option A or Option B with respect to the Manufacture of Product hereunder. WYETH shall notify ARMSTRONG, in writing, whether it elects to proceed with Option A or Option B.

          (b)   Notice to ARMSTRONG of WYETH's election to proceed with Option B shall serve as notice of termination of the Technology Transfer Plan in its entirety pursuant to Section 2.2 above.

        3.3    Pre-Manufacture Work by ARMSTRONG.

          (a)    Option A Equipment and Corrective Measures.    If WYETH elects to proceed with Option A, then prior to initiating validation or stability Batches for the Product, ARMSTRONG shall purchase, install and validate the equipment listed at Exhibit E and shall undertake all corrective measures identified by WYETH including without limitation the corrective measures set forth in Exhibit E. Such work shall be completed consistently with all applicable Regulatory Requirements and WYETH Requirements and in accordance with the timelines set forth by WYETH. WYETH shall pay the costs for such equipment consistently with the schedule and amounts set forth in Exhibit E. Any equipment purchased by ARMSTRONG pursuant to this Section 3.3(a) shall be owned by WYETH (hereinafter referred to as "WYETH Equipment" or "Equipment"), and ARMSTRONG shall maintain such Equipment consistent with the requirements of Section 11 below.

          (b)    Option B Equipment and Pre-launch Activities.

    (i)
    ARMSTRONG shall purchase, install and validate the equipment and to undertake the corrective measures set forth in Exhibit E, and execute scale up and pre-launch activities for work needed to upgrade and modify the Facilities to meet Regulatory Requirements for Manufacture of the Product under ARMSTRONG's ANDA and to prepare for commercial production and release of the Product under ARMSTRONG's ANDA, which pre-launch activities include without limitation the activities set forth on Exhibit F. Such scale-up, pre-launch activities, and any other work necessary to meet Regulatory Requirements for Manufacture and release of the Product, shall be undertaken consistently with applicable Regulatory Approvals and Regulatory Requirements. All such work and equipment shall be paid for by ARMSTRONG.

    (ii)
    If WYETH elects to proceed with Option B, ARMSTRONG must complete pursuant to Subsection (b)(i) above. However, if WYETH elects to proceed with Option B after [***] and if ARMSTRONG has commenced and substantially completed any of the activities set forth in subparagraph (b)(i) above and such work is not satisfactory to WYETH, then WYETH may request in writing that ARMSTRONG undertake additional work to prepare for commercial production and release of the Product for WYETH. If WYETH requests that ARMSTRONG rerun stability and validation batches or related testing, ARMSTRONG will perform such work and WYETH shall pay ARMSTRONG [***] for such work. If WYETH requests any additional testing or processing, ARMSTRONG shall perform such work and WYETH shall pay ARMSTRONG at its usual and customary rate for professional services for such additional work, not to exceed [***] per hour for such work.

    (iii)
    If WYETH elects to proceed with Option B, ARMSTRONG shall amend ARMSTRONG's ANDA to provide for a [***]. ARMSTRONG shall purchase such [***] manufactured from the Third Party manufacturer selected by WYETH. WYETH shall arrange for the design of such [***] and purchase and pay the mold needed to manufacture the [***].

          (c)    Water System.    Regardless of whether Option A or Option B is chosen by WYETH for Manufacture of the Product, ARMSTRONG shall purchase, install and validate a new water system suitable for the Manufacture of Product and meeting all Regulatory Requirements and WYETH Requirements and the criteria set forth in Exhibit G. Such water system shall be purchased and installed at ARMSTRONG's cost and expense and at no cost to WYETH and shall be owned by ARMSTRONG.

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

        3.4    Payment for Pre-Manufacture Work by ARMSTRONG.

          (a)   WYETH shall pay ARMSTRONG Five Hundred Thousand Dollars ($500,000) within [***]. This payment shall be credited as follows:

    (i)
    If WYETH elects to proceed with Option B, then [***]; or

    (ii)
    If WYETH elects to proceed under Option A, then [***].

          (b)   If WYETH elects to proceed with Option B, then [***]. In addition to the amounts set forth in Section 3.4(a) above, payment for Option B shall be as follows:

    (i)
    Five Hundred Thousand Dollars ($500,000) [***].

    (ii)
    Two Hundred Thousand Dollars ($200,000) [***].

          (c)   Except as set forth in this Section 3.4 and Section 3.3(b)(ii) and (iii), WYETH shall not be obligated to pay any additional amounts in respect of Option B. Amounts paid pursuant to Sections 3.4 (a) and 3.4 (b) shall be non-refundable.

4.     SUPPLY

        4.1    Manufacture and Forecasts.

          (a)   ARMSTRONG shall Manufacture the Product consistently with the terms of this Agreement, applicable law, Regulatory Requirements and WYETH Requirements under the applicable Regulatory Approvals. Except as set forth in Sections 4.1(b) and 4.4, WYETH shall order from ARMSTRONG its purchase requirements of Product during the Term. All orders by WYETH shall be in whole multiples of full Batches.

          (b)   Commencing ninety (90) days before the first commercial Batch of Product is required by WYETH, WYETH shall submit to ARMSTRONG a forecast of Product that WYETH anticipates ordering from ARMSTRONG during the following twelve (12) month period and WYETH shall update such forecast on a rolling twelve (12) month basis at the beginning of every month thereafter (each a "Rolling Forecast") during the Term. WYETH shall place purchase orders for at least the quantity of Product specified in the first two (2) months of each such Rolling Forecast and the remaining ten (10) months shall be a non-binding good faith estimate. Except as set forth in the immediately preceding sentence with respect to amounts specified in the first two (2) months of a Rolling Forecast, WYETH shall not be required to order any fixed minimum quantity Product or any quantity of Product, notwithstanding any forecast or prior course of dealing. ARMSTRONG acknowledges that WYETH has an agreement with another contract manufacturer (the "Other Contract Manufacturer"), pursuant to which WYETH is obligated to purchase Primatene Mist product made by such other contract Manufacturer under WYETH's NDA. ARMSTRONG agrees that such purchases from such Other Contract Manufacturer shall not constitute a violation of this Agreement and WYETH shall be relieved of its obligation to purchase its requirements of Product to the extent necessary to comply with such other agreement.

          (c)   ARMSTRONG shall Manufacture and deliver Product to WYETH in such quantities and at such times as ordered by WYETH pursuant to section 4.1(b) above. During the Term, ARMSTRONG shall maintain the resources necessary to Manufacture Product and shall provide, at its own expense, all Materials and labor necessary to do so.

          (d)   ARMSTRONG shall deliver full Batches of the Product to WYETH under ARMSTRONG's ANDA and shall not share bulk or finished Product Batches supplied to WYETH with any Third Party.

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

        4.2    Orders and Delivery.

        WYETH shall place its firm orders for Product with ARMSTRONG by submitting a purchase order which sets forth (i) the quantity of Product ordered for delivery; and (ii) the delivery date for that order. Any such order which is in accordance with the forecast set forth in Section 4.1(b) shall be deemed to be accepted by ARMSTRONG. For all other orders placed by WYETH, unless ARMSTRONG notifies WYETH in writing within fifteen (15) days of receipt of a purchase order that it is unable to deliver Product in accordance with such purchase order, ARMSTRONG shall be deemed to have accepted such purchase order as a binding order. If ARMSTRONG notifies WYETH that it is unable to fill such purchase order, it shall indicate the portion of such purchase order ARMSTRONG cannot supply by the requested delivery date and specify alternate delivery dates. WYETH may cancel or modify any firm purchase order (in whole or in part) at any time prior to the delivery for any quantity of Product that ARMSTRONG has not completed Manufacturing pursuant to such purchase order at the time that notice of cancellation is received by ARMSTRONG; provided that if ARMSTRONG has commenced but not completed the Manufacture of Product pursuant to such firm purchase order, WYETH shall reimburse ARMSTRONG for [***] of the Material and Labor costs in respect of any works-in-progress pursuant to such cancelled or modified purchase order (or part thereof) at the time notice of cancellation or modification is received by ARMSTRONG; and provided, further, that WYETH shall reimburse ARMSTRONG for the cost of any other Material purchased by ARMSTRONG to fill a cancelled or modified purchase order (or part thereof) that are unique to the Product and cannot within a reasonable period of time otherwise be used in ARMSTRONG's operations. All Product shall be delivered F.O.B. ARMSTRONG's Facility in accordance with WYETH's instructions and title, possession and risk of loss shall pass to WYETH upon delivery of Product to WYETH's designated carrier at ARMSTRONG's loading dock. In the event that the Product are not delivered F.O.B. ARMSTRONG's Facility on the date specified in the applicable purchase order, ARMSTRONG shall be responsible for any reasonable costs incurred by WYETH as a result of such delay, including, without limitation, any additional costs charged by WYETH's designated carrier.

        4.3    Shelf Life.

        ARMSTRONG shall schedule its Manufacturing operations so that all Product delivered has the maximum shelf life possible. No Product shall be shipped with a shelf-life less than the greater of [***]. If ARMSTRONG delivers Product whose shelf life does not conform to the requirements set forth in this Section 4.3, ARMSTRONG shall promptly, at its sole expense, replace the non-conforming Product.

        4.4    Alternative Supply.

        Notwithstanding any provision herein to the contrary, WYETH may manufacture Products itself and/or qualify an alternative supplier of Products. WYETH shall be relieved of its obligation to order its purchase requirements of Product from ARMSTRONG (i) with respect to any Product manufactured in connection with qualifying an alternative supplier; or (ii) if ARMSTRONG, for any reason, is unable, anticipates that it will be unable or is unwilling to supply Product meeting WYETH's forecasted requirements for any period of time until such ability or willingness to supply resumes; provided that WYETH shall continue to be relieved of its obligation to order its purchase requirements of Product from ARMSTRONG to the extent necessary to fulfill any contractual commitment entered into during such period and to the extent that it has accumulated an inventory of Product during such period.

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.     COMPLIANCE, QUALITY AND ENVIRONMENTAL

        5.1    Compliance with Law.

        ARMSTRONG shall conduct its Manufacturing operations hereunder in a safe and prudent manner, in compliance with all applicable Regulatory Approvals, GMPs and all applicable laws and regulations (including, but not limited to, those dealing with occupational safety and health, those dealing with public safety and health, those dealing with protecting the environment, and those dealing with disposal of wastes) in the Territory, and in compliance with all applicable provisions of this Agreement. ARMSTRONG shall obtain and maintain all necessary Regulatory Approvals for activities contemplated by this Agreement and shall permit the inspection of its premises by Regulatory Authorities or WYETH and, at no additional cost to WYETH, shall supply all documentation and information requested by WYETH to obtain or maintain Regulatory Approval of the Product.

        5.2    Manufacturing Quality.

          (a)   Except for Approved CFCs supplied by WYETH for Manufacture under Option A, ARMSTRONG shall obtain all Materials from WYETH approved suppliers and shall pay such suppliers on a timely and current basis. All Product shall be Manufactured by ARMSTRONG at the Facility using Materials and processing aids free of animal derived materials. ARMSTRONG shall meet all applicable Regulatory Requirements and WYETH Requirements for the Manufacture of the Product, including but not limited to, the requirements set forth in the agreed upon Quality Agreement. On the Effective Date or promptly thereafter, the Parties shall execute and deliver to each other the Quality Agreement substantially in the form of Exhibit C. Each Party agrees to perform its respective obligations under the Quality Agreement in accordance with such agreement.

          (b)   ARMSTRONG shall sample and analyze all Materials upon receipt to ensure that such Materials are free of defects and meet the applicable Specifications therefor. ARMSTRONG shall take all necessary steps to prevent contamination and cross contamination of Product. Product shall be unadulterated and free from contamination, diluents and foreign matter in any amount. ARMSTRONG shall perform the quality control tests with respect to Product in accordance with the Specifications using the Methods of Analysis, the cost of the same to be included in the price hereinafter specified. ARMSTRONG shall promptly, upon completion of such tests, deliver to WYETH a copy of the record of such tests performed on, and a Certificate of Analysis for, each Batch of Product. Upon request, ARMSTRONG shall deliver a representative sample from each Batch of Product to WYETH's designated representative by the date and in the manner specified by such representative. ARMSTRONG shall pay the costs of shipping such samples to WYETH's representative if such costs are below Twenty Five Dollars ($25) per shipment. Otherwise, ARMSTRONG shall invoice WYETH for shipping costs.

        5.3    Purchase of Approved CFCs.

          (a)   ARMSTRONG shall use only Approved CFCs in the Manufacture of the Product, and shall maintain adequate volumes of such CFCs to Manufacture the number of units requested by WYETH. ARMSTRONG shall obtain and maintain any necessary Regulatory Approvals for use and storage of Approved CFCs, including but not limited to maintaining all programs, procedures and work required by Regulatory Authorities and/or necessary to comply with 40 CFR Part 82 and 21 CFR Part 2.125. Without limiting the generality of the foregoing, ARMSTRONG agrees to undertake activities to comply with regulations to permit continuing Manufacture of Product with Approved CFCs, including maintaining the essential use exemption for epinephrine, according to 21 CFR 2.125 as described in Exhibit M attached hereto. To satisfy the specific requirement of Section 2(a) of Exhibit M, ARMSTRONG agrees to maintain a program to develop a non-ozone depleting substance ("ODS") version of an over-the-counter epinephrine product, to either demonstrate substantial technical barriers to formulating without ODSs exist, or that a non-ODS product can be developed.

          (b)   If WYETH elects to proceed with Option A, WYETH shall deliver to the Facility sufficient quantities of WYETH Materials necessary to Manufacture Products in accordance with its firm purchase orders hereunder. ARMSTRONG shall receive, store and inventory WYETH Materials pending Manufacture of Products. ARMSTRONG shall furnish WYETH, in such form as WYETH shall specify, with a monthly inventory and production report indicating quantities of WYETH Materials and Products on hand at the beginning of the month, received or produced during the month, used or shipped during the month, and on hand at the end of each such month. Average allowable production loss of WYETH Materials shall be no greater than [***] per Batch. ARMSTRONG shall be liable for any loss or damage to WYETH Materials delivered to it hereunder in excess of such average allowable production loss.

          (c)   [***] the [***], if [***] to have the [***], and if [***] has [***] or [***] and [***] to [***], then [***] to [***] at the [***]

          (d)   Except as set forth in Section 5.10, title to WYETH Materials shall remain in WYETH. ARMSTRONG shall not use any WYETH Materials furnished to it hereunder for any purpose other than to Manufacture Products for WYETH hereunder. At all times, while WYETH Materials are in ARMSTRONG's possession or control, ARMSTRONG shall ensure that the WYETH Materials do not become subject to any lien, charge, encumbrance or security interest.

        5.4    Testing by WYETH.

        WYETH may test the Product samples in accordance with the Specifications using the Methods of Analysis. If the analysis of any Product performed by or for WYETH differs from ARMSTRONG's analysis of the same Batch, WYETH shall advise ARMSTRONG within sixty (60) days of the analysis and ARMSTRONG and WYETH agree to consult with each other in order to explain and resolve the discrepancy between each other's determination. If, after good faith attempt by the Parties to do so, such consultation does not resolve the discrepancy, an independent, reputable laboratory designated by WYETH and reasonably acceptable to ARMSTRONG (such acceptance not to be unreasonably withheld or delayed) shall repeat the applicable Methods of Analysis on representative samples from such Batch provided by or for WYETH. The costs of the independent laboratory referred to above shall be borne by (i) WYETH if such laboratory determines that the Product conforms to the Specifications or (ii) ARMSTRONG if such laboratory determines that the Product does not conform to the Specifications. If so requested by WYETH in writing, ARMSTRONG shall promptly send a new Batch of Product (of similar quantity as to the amount of such Product being analyzed as set forth above) to WYETH. WYETH shall not be obligated to pay for any Product that such laboratory determines that does not conform to the Specifications. ARMSTRONG, at its election, may reimburse WYETH the costs of the failed Batch or may choose not to invoice WYETH for the replacement Batch. Regardless of the option chosen by ARMSTRONG, ARMSTRONG shall pay all transportation costs for any replacement Batch.

        5.5    Samples and Record Retention.

        At its expense, ARMSTRONG shall retain records and retention samples of each Batch of Product for at least twelve (12) months after the expiration date of that Batch and shall make the same available to WYETH upon request. Retention samples shall only be destroyed after the required holding period and then only after sixty (60) days prior written notice to WYETH. If WYETH requests in writing a longer retention period, then ARMSTRONG shall notify WYETH of the cost of retaining samples for such longer period. If WYETH agrees to reimburse ARMSTRONG for such costs, ARMSTRONG shall retain such samples for such longer period. During and after the Term of this Agreement ARMSTRONG shall assist WYETH with respect to any complaint, issue or investigation relating to Product.

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        5.6    Inspection.

        WYETH shall give ARMSTRONG at least seven (7) days advance written notice of an inspection by WYETH. In the case of an extraordinary circumstance (i.e., Recall, Seizure, Force Majeure Event or other regulatory event), WYETH shall not be required to give ARMSTRONG such seven (7) days notice. ARMSTRONG shall give access to representatives of WYETH, at all reasonable times during regular business hours, to the Facility and any other facility in which Product is Manufactured, tested and/or stored, and to all Manufacturing records with respect to Product, for the purpose of inspection with respect to the Product. WYETH shall have the right while at any such Facility to inspect and copy ARMSTRONG's records and Regulatory Approvals to evaluate work practices and compliance with all applicable FDA and other Regulatory Authority laws and regulations, occupational health and safety, and environmental laws and regulations, GMP and warehousing practices and procedures with respect to the Product. Notwithstanding any inspection performed by WYETH, ARMSTRONG shall remain solely responsible for operating its Facilities and for complying with its obligations under this Agreement. Neither the rights granted to WYETH pursuant to this Section 5.6, nor any inspection performance by WYETH, shall impose any liability on WYETH.

        5.7    Adverse Drug Experience Reporting.

        If WYETH elects to proceed with Option A, the Parties shall comply with the adverse drug experience reporting requirements set forth in Exhibit H attached hereto. If WYETH elects to proceed with Option B, then the Parties shall comply with the adverse drug experience reporting requirements set forth in Exhibit I attached hereto.

        5.8    Recalls and Seizure.

        Each Party shall keep the other Party promptly and fully informed of any notification or other information whether received directly or indirectly which might result in the Recall or Seizure of the Product. If either Party determines that it is necessary to Recall the Product it shall immediately notify the other Party. Prior to commencing any Recall, the Parties shall review with one another the manner in which the Recall is to be carried out and any instructions or suggestions of the applicable Regulatory Authorities. ARMSTRONG and WYETH shall effect the Recall in the manner agreed upon between the Parties in as expeditious a manner as possible and in such a way as to cause the least disruption to the sales of the Product and to preserve the goodwill and reputation associated with the Product. In any such situation, WYETH shall have the right to make all final decisions regarding such Recall if, in WYETH's sole discretion, such situation has the potential to adversely affect or impact WYETH's ability to sell the Primatene Mist® product.

        5.9    Support for Registration or Approval of Product outside of the Territory.

        If requested by WYETH in writing, ARMSTRONG shall provide stability Batches and validation Batches of the Product, engage in various development activities pre- and post-approval inspections, perform various tests and assist WYETH in registration and approval activities for the Product outside of the Territory ("Registration Work"). For registration of Product developed for a particular country or area outside of Territory, where such registration is undertaken at WYETH's request and solely to benefit WYETH, WYETH shall compensate ARMSTRONG for such Registration Work at ARMSTRONG's customary charge for professional services, provided that such costs are approved by WYETH in writing prior to the initiation of the work. Any modifications or changes to the Specifications required because of registration of the Product in additional countries within the Territory shall be incorporated into this Agreement by amendment as necessary.

        5.10    Environmental, Occupational Health and Safety.

        ARMSTRONG shall report to WYETH as soon as possible after any of the following incidents related to the Manufacturing operations hereunder occurs:

    (i)
    fatalities and/or significant injuries or occupational illness;

    (ii)
    property damage in excess of $50,000;

    (iii)
    inspections by any environmental protection agency or occupational health and safety agency; or

    (iv)
    requests for information, notices of violations or other significant governmental and safety agency communications relating to environmental, occupational health and safety compliance.

        As of the Effective Date, for hazardous waste generated by the Manufacturing operations, ARMSTRONG shall only use those waste haulers, brokers and disposal sites for which it has notified WYETH in writing and WYETH has accepted. If ARMSTRONG desires to change such waste haulers, brokers or disposal sites after the Effective Date, it shall notify WYETH in writing thirty (30) days before it changes any waste haulers, brokers or disposal sites which were in place at the time of the Effective Date. During the thirty (30) day notice period, WYETH shall have the opportunity to object, and shall notify ARMSTRONG in writing of its objection. ARMSTRONG shall have thirty (30) days to select a new waste hauler, broker or disposal site of which WYETH approves. If the Parties cannot agree on an alternate, WYETH shall have the right to terminate this Agreement upon ninety (90) days written notice to ARMSTRONG. ARMSTRONG shall have title to and be responsible for disposing in an environmentally safe manner all residue and waste resulting from the Manufacturing operations performed hereunder. ARMSTRONG shall not use WYETH trademarks or trade dress to identify any waste materials or residues.

6.     MANUFACTURING CHANGES

        6.1    Voluntary Changes.

        ARMSTRONG shall not make any changes to the Manufacturing process, the Manufacturing equipment, the Specifications, the Materials, the sources of Materials or the Methods of Analysis, components or source of the components, without requesting such change in writing and obtaining the prior written consent of WYETH. If WYETH requests in writing a change in the Manufacturing process, the Manufacturing equipment, the Specifications, the Materials, the source of Materials or the Methods of Analysis with respect to the Product that is not a result of a requirement of FDA or any other Regulatory Authority, ARMSTRONG shall use all reasonable efforts to make or accept such change. The requesting Party shall provide the other Party with a detailed written report of all proposed changes to the Manufacturing process, the Manufacturing equipment, the Specifications, the Materials, the sources of Materials or the Methods of Analysis, components or source of components, as applicable. In the event that any changes proposed by WYETH result in an increase in the cost of production of Product by ARMSTRONG, ARMSTRONG shall notify WYETH of any adjustment to its charges and WYETH shall determine, in its sole discretion, whether to accept such increase or to withdraw the proposed change. In the event that any changes proposed by WYETH result in a decrease in the cost of production of Product by ARMSTRONG, ARMSTRONG shall adjust its charges to WYETH accordingly and WYETH shall pay the decreased price. All changes proposed by ARMSTRONG shall be paid for by ARMSTRONG.

        6.2    Required Changes.

        If FDA or any other Regulatory Authority requests or requires, or takes any action that requires, any change in the Manufacturing process, the Manufacturing equipment, the Specifications, the Materials, the source of Materials or Methods of Analysis, the components or the source of the components with respect to the Product, the Parties shall meet and discuss an implementation plan for such change and use all commercially reasonable efforts to accommodate such change to meet the FDA's or such other Regulatory Authority's requirements. Each Party will bear its respective costs associated with, or incurred as a result of, such change. Each Party agrees to promptly forward to the other copies of any written communication received by such Party from the FDA or any other Regulatory Authority that may affect the Manufacture or supply of the Product as contemplated herein.

7.     PRICE AND PAYMENT

        7.1    Price.

          (a)    Price per unit for Manufacture under WYETH's NDA.    If WYETH elects to proceed with Option A, ARMSTRONG shall invoice WYETH for Product at the prices set forth in Exhibit J attached hereto for Product delivered to WYETH hereunder. The price per unit set forth in Exhibit J for Product Manufactured under Option A specifically excludes the costs of Approved CFCs, which will be paid for by WYETH. The prices set forth in Exhibit J shall not be increased by ARMSTRONG except pursuant to the price adjustment formulas set forth below in Sections 7.2 and 7.3. The price for Product includes all of the costs of Manufacture of the Product and delivery FOB to WYETH's carrier at the Facility.

          (b)    Price per unit for Manufacture under ARMSTRONG's ANDA.    If WYETH elects to proceed with Option B, ARMSTRONG shall invoice WYETH for Product delivered to WYETH hereunder at the prices set forth in Exhibit K attached hereto. The price per unit set forth in Exhibit K for Product Manufactured under Option B specifically includes the costs of Approved CFCs which will be paid for by ARMSTRONG. The prices set forth in Exhibit K shall not be increased by ARMSTRONG except pursuant to the price adjustment formulas set forth below in Sections 7.2 and 7.3. The price for Product includes all of the costs of Manufacture of the Product and delivery FOB to WYETH's carrier at the Facility.

        7.2    Materials Cost Price Adjustments.

        Commencing with the start of the second Contract Year, ARMSTRONG may propose an adjustment to the prices to reflect documented changes in the acquisition cost of Materials to ARMSTRONG per unit of Product at the beginning of the Contract Year in question as compared to the acquisition cost of such Materials per unit of Product at the beginning of the immediately preceding Contract Year (the Material cost to be used for purposes of this comparison for the first price adjustment pursuant to this Section 7.2 shall be those set forth in Exhibits J and K hereto); provided that, ARMSTRONG gives WYETH not less than ninety (90) days' prior written notice of any proposed price increase and that ARMSTRONG may not increase the price more than once during any Contract Year; and provided, further, that any proposed price increase per unit of Product shall not exceed [***] above the acquisition cost of Materials at the beginning of the immediately preceding Contract Year, except that if the acquisition cost of Materials increase by more than [***] above the acquisition cost of Materials at the beginning of the immediately preceding Contract Year, then the Parties shall meet and negotiate in good faith a price adjustment to account for such Material costs above such [***]. If WYETH does not accept ARMSTRONG's proposed price increases, the Parties shall negotiate in good faith. If the Parties conclude their negotiations and agree upon Product prices, such agreed upon price increases shall be effective as of the expiration of such ninety (90) day notice period. In the event that the Parties are unable to agree during the negotiations described above, the Agreement may be terminated effective six (6) months after the expiration of such ninety (90) day notice period upon written notice of one Party to the other. Until the date of such termination, ARMSTRONG shall supply WYETH such Products at the prices then in effect without such price increase. ARMSTRONG agrees to use all reasonable efforts to keep Material costs as low as possible and that WYETH can make such suggestions to ARMSTRONG to lower the cost of Materials, which ARMSTRONG agrees to take into account. ARMSTRONG further agrees to actively work with WYETH to select vendors who provide quality Materials at competitive prices.

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        7.3    Labor and Overhead Cost Adjustments.

          (a)   At the start of the second Contract Year, the fourth Contract Year and each Contract Year thereafter, ARMSTRONG may propose an adjustment to the prices to reflect documented changes in the costs of Labor and Overhead, respectively, per unit of Product at the beginning of the Contract Year in question as compared to the acquisition cost of such Labor or Overhead per unit of Product at the beginning of the immediately preceding Contract Year (the Labor and Overhead costs to be used for purposes of this comparison for the first price adjustment are those set forth in Exhibits J and K attached hereto); provided that, ARMSTRONG gives WYETH not less than ninety (90) days' prior written notice of any proposed price increase and that ARMSTRONG may not increase the price more than once during any Contract Year; and provided, further, that any proposed price increase per unit of Product shall not exceed [***] above the respective Labor or Overhead costs at the beginning of the previous Contract Year. If WYETH does not accept ARMSTRONG's proposed price increases, the Parties shall negotiate in good faith. If the Parties conclude their negotiations and agree upon Product prices, such agreed upon price increases shall be effective as of the expiration of such ninety (90) day notice period. In the event that the Parties are unable to agree during the negotiations described above, the Agreement may be terminated effective six (6) months after the expiration of such ninety (90) day notice period upon written notice of one Party to the other. Until the date of such termination, ARMSTRONG shall supply WYETH such Products at the prices then in effect without such price increase.

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  (b)
  Any downward changes to cost of Materials, Labor or Overhead shall also accrue to the benefit of WYETH in the calculations set forth above and the unit price will be modified accordingly.

        7.4   Continuous Improvement Price Adjustment.

        Continuous improvement initiatives, mutually agreeable to the Parties shall be established to provide for continuous cost reductions during the Term hereof. Continuous improvement teams consisting of equal representation from each Party shall use reasonable efforts to work to identify and implement cost savings. Any documented savings shall be allocated to the Parties in proportion to the level of contribution by each Party to realize the savings. Any cost savings allocated to WYETH shall be in the form of reduced purchase price.

        7.5   [***]

        [***] to the [***], if [***] or [***] of the [***] at [***] the [***] in [***] for [***] to [***], with respect to [***] of [***] as well as [***] of [***] for so long as [***] to [***] at [***] the [***], then [***] shall have the [***] the [***] of this Section 7.5 [***] that [***] the [***]

        7.6   Payment.

        Except for invoices for Technology Transfer Activities which will be paid pursuant to Section 2.3 above, WYETH shall pay invoices for Product delivered hereunder not later than thirty (30) days after the later of receipt of Product covered by such invoice and receipt of such invoice; provided that WYETH shall not be required to pay any invoice which is in dispute.

        7.7   Taxes and Other Charges.

        All Product prices are inclusive of taxes.

        7.8   Audit Rights.

        WYETH shall have the right, at its own expense, to access the books and records of ARMSTRONG and its Affiliates as may be reasonably necessary to verify the accuracy of any proposed increases for Overhead, Material costs and/or Labor costs referred to in Section 7.2 and 7.3 and of the pricing referred to in Section 7.5. Such access shall be conducted after thirty (30) days' prior written notice to ARMSTRONG and during ordinary business hours and shall not be more frequent than once per Contract Year or in respect of any Contract Year ending not more than thirty-six (36) months prior to the date of such notice. If WYETH's report shows any overpayment by WYETH, ARMSTRONG shall remit to WYETH within thirty (30) days after WYETH's receipt of such report, (i) the amount of such overpayment, (ii) interest on such overpayment at the prime rate from the date payment was first due until the date of payment of such overpayment, and (iii) if such overpayment exceeds five percent (5%) of the total amount owed for the period then being audited, the reasonable fees and expenses of any independent accountant performing the audit on behalf of WYETH.

8.     REPRESENTATIONS AND WARRANTIES

        8.1   Representation and Warranties of Each Party.

        Each of WYETH and ARMSTRONG hereby represents, warrants and covenants to the other Party hereto as follows:

          8.1.1 it is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of incorporation or formation;

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          8.1.2 the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate action and do not require any shareholder action or approval;

          8.1.3 it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

          8.1.4 the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) a loan agreement, guaranty, financing agreement, agreement affecting a product or other agreement or instrument binding or affecting it or its property; (ii) the provisions of its charter or operative documents or by laws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound; and

          8.1.5 it shall comply with all applicable laws and regulations relating to its activities under this Agreement.

        8.2   Representations and Warranties of ARMSTRONG.

          8.2.1 ARMSTRONG hereby represents, warrants and covenants to WYETH with respect to each delivery of Product that:

          8.2.1.1 the Product (i) has been Manufactured, stored and shipped in strict accordance with GMPs, all applicable laws, rules, regulations or requirements and all applicable Regulatory Approvals in effect at the time of Manufacture; (ii) conforms to the Specifications and the Quality Agreement, and is free from defects and is merchantable; and (iii) is not adulterated or misbranded.

          8.2.1.3 ARMSTRONG has good and marketable title to the Product and the Product is free from all liens, charges, encumbrances and security interests;

          8.2.1.4 the Manufacture of the Product does not infringe any intellectual property rights of any Third Party (except to the extent that ARMSTRONG is using WYETH's Technical Information in the Manufacture of the Product to which ARMSTRONG does not make any representation or warranty);

          8.2.1.5 ARMSTRONG did not use in any capacity the services of any person debarred under the U.S. Generic Drug Enforcement Act, 21 USC §335a(k)(l) and further it did not use any person who has been convicted of a crime as defined under the Generic Drug Enforcement Act in connection with the Manufacture of Product or any service rendered to WYETH; and

          8.2.1.6 ARMSTRONG shall at its option either (i) promptly replace, at its sole cost and expense, any Product that fails to comply with the requirements of this Section 8.2.1 or (ii) promptly reimburse WYETH for the amount paid in respect of Product that fails to comply with the requirements of this Section 8.2.1.

          8.2.2 ARMSTRONG hereby further represents, warrants and covenants to WYETH that:

          8.2.2.1 ARMSTRONG is the owner of ANDA # 87-907 and such ANDA approved by FDA for the manufacture and release of the Product for commercial use;

          8.2.2.2 ARMSTRONG has completed all corrective actions identified by WYETH during its due diligence, compliance audits and environmental audits to WYETH's satisfaction;

          8.2.2.3 ARMSTRONG possesses all necessary Regulatory Approvals in the Territory with respect to the Manufacture of the Product hereunder;

          8.2.2.4 ARMSTRONG has secured and shall maintain a supply of Approved CFCs adequate for Manufacture of the Product consistently with the terms of this Agreement, and it has all Regulatory Approvals, equipment and facilities necessary for storage and use of such Approved CFCs consistently with such Regulatory Approvals, applicable law and the terms of this Agreement; and

          8.2.2.5 as of the Effective Date, ARMSTRONG has never attempted to obtain any Regulatory approvals from any Regulatory Authority outside of the Territory.

        8.3   Representation and Warranties by WYETH

        WYETH herby represents, warrants and covenants to ARMSTRONG that:

          8.3.1 WYETH is the owner of NDA # 16-126 and such NDA is approved by FDA for the Manufacture and release of the Product for commercial use; and

          8.3.2 the use of the WYETH Technical Information in the Manufacture of the Product does not infringe any intellectual property rights of any Third Party.

        8.4   Representation by Legal Counsel.

        Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party which drafted such terms and provisions.

9.     INDEMNIFICATION AND INSURANCE

        9.1   Indemnification.

          9.1.1 ARMSTRONG shall defend, indemnify and hold harmless WYETH, its Affiliates, directors, officers, employees and agents from and against all damages, losses, liabilities, expenses, claims, demands, suits, penalties or judgments or administrative or judicial orders (including reasonable attorneys' fees and expenses) incurred, assessed or sustained by or against WYETH, its Affiliates, directors, officers, employees or agents with respect to or arising out of (i) the negligent acts or omissions of ARMSTRONG; (ii) any breach by ARMSTRONG of this Agreement or its representations, warranties or covenants hereunder; (iii) any Recall or Seizure attributable to ARMSTRONG's performance (including without limitation amounts WYETH may pay or credit to its customers for Product so Recalled or Seized); (iv) the Manufacture of the Product by ARMSTRONG; (v) any allegation that the Manufacture, importation, sale, offer for sale or use of any Product infringes any patent or other proprietary or protected right, except to the extent that any such allegation relates to the WYETH's Technical Information; (vi) any enforcement or other action by any Regulatory Authority relating to the Manufacture of the Product, the pricing of the Product by ARMSTRONG to WYETH or sale of the Product by ARMSTRONG to WYETH; (vii) the use of the WYETH Equipment; or (viii) ARMSTRONG's failure to comply with any applicable law, regulation or order (including environmental laws, regulations and orders). The provisions of this Section shall survive the termination or expiration of this Agreement.

          9.1.2 WYETH shall defend, indemnify and hold harmless ARMSTRONG, its Affiliates, directors, officers, employees and agents from and against all damages, losses, liabilities, expenses, claims, demands, suits, penalties or judgments or administrative or judicial orders (including reasonable attorneys' fees and expenses) incurred, assessed or sustained by or against ARMSTRONG, its Affiliates, directors, officers, employees or agents with respect to or arising out of (i) the negligent acts or omissions of WYETH; (ii) any breach by WYETH of its representations, warranties or covenants hereunder; (iii) solely with respect to Manufacture of the

  Product under WYETH's NDA, any allegation that the WYETH's Technical Information infringes any patent or other proprietary or protected right of any Third Party; or (iv) any breach by WYETH of this Agreement resulting in an enforcement or other action by any Regulatory Authority. The provisions of this Section shall survive the termination or expiration of this Agreement.

          9.1.3 Each Party and its Affiliates, directors, officers, employees or agents (an "Indemnified Party") shall promptly notify the other Party (the "Indemnifying Party"), in writing, of any claim asserted or threatened against such Indemnified Party for which such Indemnified Party is entitled to indemnification hereunder from the Indemnifying Party. With respect to any such claim the Indemnified Party shall, at no out-of-pocket expense to it, reasonably cooperate with and provide such reasonable assistance to such Indemnifying Party as such Indemnifying Party may reasonably request. Such reasonable assistance may include, without limitation, providing copies of all relevant correspondence and other materials that the Indemnifying Party may reasonably request. The obligations of an Indemnifying Party under Sections 9.1.1 and 9.1.2 are conditioned upon the delivery of written notice to the Indemnifying Party of any asserted or threatened claim promptly after the Indemnified Party becomes aware of such claim; provided that the failure of the Indemnified Party to give such notice or any delay thereof shall not affect the Indemnified Party's right to indemnification hereunder, except to the extent that such failure or delay impairs the Indemnifying Party's ability to defend or contest any such claim. The Indemnifying Party shall have the right to assume the defense of any suit or claim for which indemnification is sought with counsel reasonably acceptable to the Indemnified Party. If the Indemnifying Party defends the suit or claim, the Indemnified Party may participate in the defense thereof at its sole cost and expense. An Indemnifying Party may not settle a suit or claim without the consent of the Indemnified Party if (i) such settlement would impose any monetary obligation on the Indemnified Party for which indemnification is not provided hereunder, (ii) or require the Indemnified Party to submit to an injunction or otherwise limit the Indemnified Party's rights under this Agreement, or (iii) does not include a release of the Indemnified Party from all liability arising out of such suit or claim. Any payment made by an Indemnifying Party to settle any such suit or claim shall be at its own cost and expense.

        9.2   Insurance.

          ARMSTRONG shall maintain the following kinds of insurance with the minimum limits set forth below.

Kind of Insurance	Minimum Limits
Commercial General Liability, including Contractual, Completed Operations and Product Liability	[***] Per Occurrence [***] Aggregate
Workers Compensation	Statutory with Employer's Liability of not less than [***] Per Accident/Disease
Automobile Bodily Injury Liability (including hired automobile and non-ownership Liability)	[***] Each Accident Combined Single Limit

          Upon request, ARMSTRONG shall furnish insurance certificates as directed by WYETH, satisfactory in form and substance to WYETH, showing the above coverages, and providing for at least thirty (30) days' prior written notice to WYETH by the insurance company of cancellation or modification. WYETH shall be named as an additional insured on the ARMSTRONG's policies. Coverage shall be procured with carriers having an A.M. Best rating of A-VII or better.

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.   TERM AND TERMINATION

        10.1   Term.

          This Agreement shall commence on the Effective Date and continue, unless sooner terminated as set forth below in this Article 10, or in Article 13 for the duration of the Initial Term. After the Initial Term, this Agreement shall continue for successive Renewal Terms unless either (a) WYETH shall have given written notice of termination to ARMSTRONG not less than six (6) months prior to the expiration of the Initial Term or the then current Renewal Term, or (b) ARMSTRONG shall have given written notice of termination to WYETH not less than twenty-four (24) months prior to the expiration of the Initial Term or the then current Renewal Term.

        10.2   Termination Without Cause.

          WYETH may terminate this Agreement by giving six (6) months written notice to ARMSTRONG (a) at any time prior to commencement of the first Contract Year; or (b) at any time if WYETH, in its sole discretion, determines to cease marketing the Product. Such termination shall not give rise to the payment of any penalty, damages or indemnity by WYETH.

        10.3   Termination for Regulatory Action or Claim of Infringement.

          WYETH may terminate this Agreement immediately upon written notice to ARMSTRONG, if (a) the FDA or any other Regulatory Authority takes any action, or makes a public statement or other determination, the result of which is to prohibit, inhibit or restrict the Manufacture, storage, importation, sale, offer for sale or use of the Product either generally or specifically by ARMSTRONG, or (b) any claim is made that the Manufacture, storage, importation, sale, offer for sale or use of the Product, infringes any patent or other proprietary or protected right of any Third Party. Such termination shall not give rise to the payment of any penalty, damages or indemnity by WYETH.

        10.4   Termination for Breach.

          If either Party shall at any time fail to discharge any of its obligations hereunder and shall fail to correct such default within thirty (30) days after the other Party shall have given written notice to it thereof, the aggrieved Party shall be entitled to notify the other Party that it intends to terminate this Agreement unless such default is corrected and may so terminate ten (10) days after the end of such thirty (30) day period if such default is continuing; provided that if such default by the other Party shall be a recurring default and the other Party does not reasonably satisfy the Aggrieved Party that such defaults shall cease to occur the Aggrieved Party shall be entitled to terminate this agreement upon the occurrence of such default and the other Party shall not be entitled to correct such default. Such termination shall not give rise to the payment of any penalty, damages or indemnity by the terminating Party.

        10.5   Termination for Bankruptcy.

          If either Party by voluntary or involuntary action goes into liquidation, dissolves or files a petition for bankruptcy or suspension of payments, is adjudicated bankrupt, has a receiver or trustee appointed for its property or estate, becomes insolvent or makes an assignment for the benefit of creditors, the other Party shall be entitled by notice in writing to such Party to terminate this Agreement forthwith. Such termination shall not give rise to the payment of any penalty, damages or indemnity by the terminating Party.

        10.6   Termination Upon Change in Control.

          If a significant part of ARMSTRONG's assets or the voting shares of ARMSTRONG shall, directly or indirectly, become vested in or subject to the direction and Control of a Person other than the Persons in which it is vested on the Effective Date, or it becomes reasonably foreseeable that such changes shall occur ARMSTRONG shall so notify WYETH, and in such event, WYETH may terminate this Agreement by giving ARMSTRONG written notice within sixty (60) days of WYETH's receipt of ARMSTRONG's notice. Such termination shall not give rise to the payment of any penalty, damages or indemnity by WYETH.

        10.7   Effect of Termination.

          Termination or expiration of this Agreement, in whole or in part, shall be without prejudice to the right of either Party to receive all payments accrued and unpaid at the effective date of such termination or expiration, without prejudice to the remedy of either Party in respect to any previous breach of any of the representations, warranties or covenants herein contained and without prejudice to any other provisions hereof which expressly or necessarily call for performance after such termination or expiration.

        10.8   WYETH's Rights on Termination.

          Upon termination or expiration of this Agreement for any reason, (i) at WYETH's request, ARMSTRONG shall supply WYETH with its inventory of Materials, Product and/or works-in-progress for the Manufacture, packaging and labeling of Product and WYETH shall pay ARMSTRONG, a prorated portion of the price for such Product for work in progress commenced against firm orders by WYETH and the cost of Materials unless ARMSTRONG elects to sell such Product or materials to a Third Party; (ii) at WYETH's request all WYETH's Technical Information shall be returned to WYETH; (iii) at WYETH's request, ARMSTRONG shall return to WYETH all retention samples of Product Manufactured pursuant to WYETH's NDA. For Product Manufactured pursuant to ARMSTRONG's ANDA, ARMSTRONG shall grant WYETH access to such retention samples, without charge, for the period of time the samples are retained by ARMSTRONG; and (iv) all WYETH Materials shall be returned to WYETH.

        10.9   Survival.

          The following provisions shall survive the expiration or termination of this Agreement: Sections 5.5, 5.7, 5.8, 5.10, 7.8, 9.1, 10.8 and Articles 8, 11, 12 and 14.

11.   WYETH EQUIPMENT

        11.1   Ownership and Use.

          If WYETH elects to proceed with Option A and ARMSTRONG purchases the WYETH Equipment pursuant to Section 3.3(a) above, during the Term, ARMSTRONG shall have the right to possess and use the Equipment in accordance with, and subject to, this Article 11. The Equipment shall be owned by WYETH and ARMSTRONG shall sign and deliver to WYETH any document that WYETH requests to evidence WYETH's ownership of the Equipment and place a placard indicating that it is the property of WYETH.

        11.2   Installation and Maintenance.

          ARMSTRONG, at its cost and expense, shall install the Equipment in the Facility and shall provide all auxiliary equipment and other items necessary to operate such Equipment. ARMSTRONG shall not remove the Equipment from the Facility without WYETH's prior written consent. ARMSTRONG, at its expense, shall keep the Equipment in good repair and free from all liens, charges, encumbrances and security interests, and shall furnish all maintenance, parts and repairs for the Equipment. ARMSTRONG shall maintain the Equipment in good and proper working order, and in compliance with applicable GMPs. ARMSTRONG understands and agrees that WYETH makes no representation or warranty of any kind, express or implied, whether of merchantability or fitness or against infringement or otherwise, with respect to the Equipment.

        11.3   Risk of Loss.

          ARMSTRONG shall bear the entire risk of loss, theft, damage or destruction of the Equipment from any cause whatsoever. In the event that the Equipment is stolen, damaged or destroyed from any cause whatsoever, ARMSTRONG shall be responsible for paying WYETH an amount equal to the replacement value thereof.

        11.4   Return.

          Upon the expiration or termination of this Agreement, ARMSTRONG shall deliver the Equipment to WYETH in accordance with WYETH's instructions and at WYETH's expense. If ARMSTRONG does not comply within ten (10) days after receipt of such instruction, then upon five (5) business days written notice to ARMSTRONG, WYETH shall have the right to enter the Facility during business hours (or any other site where the Equipment is then located) and remove the Equipment without any payment or liability to ARMSTRONG whatsoever.

12.   CONFIDENTIALITY

        12.1   Confidentiality.

          The parties shall use and disclose Confidential Information consistently with the terms of that certain Non-Disclosure Agreement, dated December 10, 2003, and attached hereto as Exhibit L.

        12.2   Publicity.

          All publicity, press releases and other announcements relating to this Agreement or the transactions contemplated hereby shall be reviewed in advance by, and shall be subject to the approval of, both Parties.

13.   FORCE MAJEURE

          If the production, delivery, acceptance or use of Product specified for delivery under this Agreement or if the performance of any other obligation hereunder is prevented, restricted or interfered with by reason of fires, accidents, explosions, earthquakes, floods, breakdown of plant, embargoes, government ordinances or requirements, civil or military authorities, acts of God or of the public enemy, or other similar causes beyond the reasonable control of the Party whose performance is affected (any of the foregoing a "Force Majeure Event"), then the Party affected, upon giving prompt written notice to the other Party, shall be excused from such performance on a day-for-day basis to the extent of such prevention, restriction, or interference (and the other Party shall likewise be excused from performance of its obligations on a day-for-day basis to the extent such Party's obligations relate to the performance so prevented, restricted or interfered with); provided that the Party so affected shall use all commercially reasonable efforts to avoid or remove such causes of non-performance and both Parties shall proceed to perform their obligations with dispatch whenever such causes are removed or cease. If such Force Majeure Event continues for a period of ninety (90) consecutive days or more and as a result either Party has been unable to perform its obligations under this Agreement for such ninety (90) day period, the other Party may terminate this Agreement effective immediately, upon delivery of a notice of termination in writing, provided that such event of Force Majeure Event is continuing. If as a result of any Force Majeure Event above, ARMSTRONG is unable to fully supply WYETH's orders hereunder, ARMSTRONG shall allocate all available quantities of Materials and Product to WYETH in the ratio that the quantities ordered by WYETH in the twelve (12) month period immediately preceding such Force Majeure Event bears to ARMSTRONG's requirements for its own use and for supply to Third Parties for that same period; provided that if this Agreement has not been in effect for a full twelve (12) month period, then such shorter period shall be used in lieu of a twelve (12) month period.

14.   INTELLECTUAL PROPERTY

        14.1   Trademarks.

          WYETH may advertise, promote, market and sell the Product under any of its Trademarks, whether registered or unregistered, in its sole discretion. ARMSTRONG shall have no right, title or interest in or to any such Trademark. So long as WYETH or any Affiliate of WYETH shall have any interest in any such Trademark, whether registered or unregistered, whether as proprietor, owner, or licensee in any country of the world, ARMSTRONG shall not adopt, use, apply for registration, register or own such Trademark, or any such mark confusingly similar thereto in any country of the world, or take any action which, in WYETH's sole opinion, weakens or undermines WYETH's proprietary rights.

        14.2   Technical Information.

          All WYETH Technical Information is the sole and exclusive property of WYETH. Nothing herein, either express or implied, shall be deemed to grant ARMSTRONG any rights or license in or to the WYETH Technical Information, except to the extent necessary to perform its obligations hereunder.

15.   NOTICES

        15.1   Ordinary Notices.

          Correspondence, reports, documentation, and any other communication in writing between the Parties in the course of ordinary implementation of this Agreement shall be delivered by hand, sent by facsimile or by overnight courier to the employee or representative of the other Party who is designated by such other Party to receive such written communication at the address or facsimile numbers specified by such employee or representative.

        15.2   Extraordinary Notices.

          Extraordinary notices and communications (including without limitation, notices of termination, Force Majeure Event, material breach, change of address, requests for disclosure of Confidential Information, claims or indemnification) shall be in writing and shall be delivered by hand, sent by facsimile or by overnight courier (and shall be deemed to have been properly served to the addressee upon receipt of such written communication) to the address set forth in Section 15.3 or such other address as notified in writing by such Party to the other Party.

        15.3   Addresses.

          If to WYETH:

        Wyeth Consumer Healthcare, a division of Wyeth
        Five Giralda Farms
        Madison, New Jersey 07940
        Attention: Associate Director of Contract Manufacturing
        Facsimile No.: 973-660-7325

          With a copy to:

        Wyeth
        Five Giralda Farms
        Madison, New Jersey 07940
        Attention: General Counsel
        Facsimile No.: 973-660-7050

        If to ARMSTRONG:

        Armstrong Pharmaceuticals, Inc.
        c/o Amphastar Pharmaceuticals, Inc.
        11570 Sixth Street
        Rancho Cucamonga, California 91730
        Attention: Chief Financial Officer
        Facsimile No.: 909-980-6139

16.   GENERAL

        16.1   Governing Law.

          This Agreement shall be construed in accordance with and governed by the law of the State of New York, without giving effect to its conflict of laws provisions.

        16.2   Equal Opportunity Clause.

          The Equal Opportunity Clause required by Executive Orders 11246, as amended (41-CFR 60-1.4) and 11375, the Employment Assistance to Veterans Clause required by Executive Order 11701 (41 CFR 60-250.4), the Vietnam Era Veteran Readjustment Act of 1972, the Employment of the Handicapped Clause required by the Rehabilitation Act of 1973 (41 CFR 60-741.4) and the Americans with Disabilities Act of 1991 are part of this Agreement and binding upon ARMSTRONG unless exempted by rules, regulations or orders of the Secretary of Labor. ARMSTRONG agrees that the applicable clause with regard to the utilization of minority contractors set forth at 41 CFR 1-1.303 and the applicable clause with regard to the Utilization of Small Business Concerns and Small Business Concerns Owned and Controlled by Socially and Economically Disadvantaged Individuals set forth at 41 CFR 1-1.13 are incorporated herein by reference, as applicable. ARMSTRONG agrees to provide information and documentation with respect to the foregoing to WYETH upon request.

        16.3   Assignment.

          This Agreement shall not be assignable or transferable by either Party hereto without the prior written consent of the other Party, except that one Party may assign this Agreement without the other Party's consent to the successor or the transferee of all, or substantially all, of the Product, assets or business to which this Agreement relates or to one of its Affiliates. ARMSTRONG shall not subcontract any of its work hereunder without WYETH's prior written consent and any such consent given by WYETH shall not release ARMSTRONG from its obligations hereunder. Any attempted assignment in violation of this Section 16.3 shall be null and void, without any force or effect.

        16.4   Entire Agreement.

          This Agreement and all Exhibits attached hereto (as the same may be amended from time to time by the written agreement of the Parties) constitute the entire agreement between the Parties with respect to the subject matter hereof and supersedes all other documents, agreements, verbal consents, arrangements and understandings between the Parties with respect to the subject matter hereof. This Agreement shall not be amended orally, but only by an agreement in writing, signed by both Parties that states that it is an amendment to this Agreement.

        16.5   Severability.

          If any term of this Agreement shall be found to be invalid, illegal or unenforceable, it is the intention of the parties that the remainder of this Agreement shall not be affected thereby; provided that neither Party's rights under this Agreement are materially adversely affected. It is further the intention of the parties that in lieu of each such provision which is invalid, illegal or unenforceable, there be substituted or added as part of this Agreement a provision which shall be as similar as possible in the economic and business objectives intended by the Parties to such invalid, illegal or unenforceable provision, but which shall be valid, legal and enforceable. In the event that either Party's rights are materially adversely affected as a result of a change in this Agreement as contemplated by this Section, such Party may terminate this Agreement by notice in writing to the other Party given no later than sixty (60) days after such change.

        16.6   Independent Contractor.

          ARMSTRONG shall act as an independent contractor and neither Party shall have any authority to represent or bind the other Party in any way.

        16.7   No Waiver.

          Any waiver by one Party of any right of such Party or obligation of the other Party must be in writing and shall not operate as a waiver of any subsequent right or obligation.

        16.8   Counterparts.

          This Agreement may be executed in two or more counterparts (including by facsimile transmission), each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

WYETH, acting through its Wyeth Consumer Healthcare Division
By:	/s/ LARRY G. SANDERS Name: Larry G. Sanders Title: Senior Vice President, Global Finance
ARMSTRONG PHARMACEUTICALS, INC.
By:	/s/ DAVID NASSIF Name: David Nassif Title: Chief Financial Officer

EXHIBIT A

Additional Product Specifications and Methods of Analysis
(Qualified Armstrong or USP Method)

[***]

[***] Certain information comprising 2 pages has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

Form of Quality Agreement

CONTRACT MANUFACTURING

QUALITY AGREEMENT

by and between

Supplier Name:	Armstrong Pharmaceuticals Inc
Address:	423 LaGrange Street, West Roxbury, MA 02132
("Supplier")
and
Sponsor Name:	Wyeth, acting by and through its Wyeth Consumer Healthcare
Address:	5 Giralda Farms, Madison, NJ 07940
("Wyeth")
for
Epinephrine MDI with CFC as propellant
("Product")

Contents

Approval Page
1.	Effective Date
2.	Scope
3.	Other Agreements
4.	Amendments to Quality Agreement
5.	Term of Quality Agreement
6.	Use of Third Parties
7.	Survival Clause
8.	Assignment
9.	Resolution of Quality Issues
10.	Debarment
11.	Choice of Law: Jurisdiction/Miscellaneous
12.	Quality Responsibilities Table
A.	Compliance Requirements
B.	Right to Audit
C.	Regulatory Inspections and Exchanges
D.	Regulatory Documentation
E.	Animal Derived Materials
F.	Buildings and Facilities
G.	Personnel and Training
H.	Sub-Contracting and Testing
I.	Change Control
J.	Validation/Qualification
K.	Preventative Maintenance and Calibration
L.	Investigations
M.	Documentation and Records
N.	Annual Product Reviews
O.	Annual Product Report (if applicable)
P.	Production and In-Process Controls, Packaging and Labeling
Q.	Process Equipment
R.	Reprocess
S.	Rework
T.	Laboratory Controls
U.	Retest
V.	Stability (if applicable to service being provided)
W.	Storage and Distribution
X.	Control, Disposal and Destruction of Production Materials
Y.	Complaints
Z.	Field Alerts, Biological Product Deviation Reports and Recalls

  Appendices:

        Appendix 1:    (Definition of Product)

        Appendix 2:    (Contacts and Responsibilities)

Contract Manufacturing

Quality Agreement

by and between

Supplier Name:	Armstrong Pharmaceuticals Inc
Address:	423 LaGrange Street, West Roxbury, MA 02132
("Supplier")
and
Sponsor Name:	Wyeth, acting by and through its Wyeth Consumer Healthcare Pharmaceuticals Division
Address:	5 Giralda Farms, Madison, NJ 07940
("Wyeth")

for

Epinephrine MDI with CFC as propellant

Supplier and Wyeth wish to define the individual responsibilities of the parties as to the quality aspects of manufacturing and release of Product to ensure compliance with the approved Product application and/or Wyeth requirements.

In order to do so, this Contract Manufacturing Quality Agreement ("Quality Agreement") takes the form, in part, of a detailed listing of activities associated with pharmaceutical manufacture, supply, production, analysis, and release of Product. Unless otherwise indicated, Responsibility for each activity is assigned to either Wyeth, Supplier, or is assigned to both Supplier and Wyeth.

IN CONSIDERATION of the parties' agreement to perform the activities provided in this Quality Agreement and for other valuable consideration the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Supplier and Wyeth agree as provided in this Quality Agreement as follows:

WYETH Consumer Healthcare	Armstrong Pharmaceuticals, Inc.
Signature	Signature
Name	Name
Title	Title
Signed the day of in the year 2004.	Signed the day of in the year 2004.

WYETH Consumer Healthcare	Armstrong Pharmaceuticals, Inc.
Signature	Signature
Name	Name
Title	Title
Signed the day of in the year 2004.	Signed the day of in the year 2004.

1.     Effective Date

The Effective Date of this Quality Agreement shall be the date of last signature (the "Effective Date").

The Effective Date for this Quality Agreement is the    day of the month of                        in the year 20    .

2.     Scope

This Quality Agreement outlines the responsibilities of Supplier and Wyeth with respect to the quality assurance of the Product manufactured and/or supplied by Supplier for Wyeth, as defined in Appendix 1 (Definition of Product)(the "Product").

3.     Other Agreements

This Quality Agreement is in addition to all other agreements between the parties, if any, (the "Primary Agreement") regarding the subject matter hereof. If there are any direct conflicts between the terms of this Quality Agreement and the Primary Agreement, the provisions in the Primary Agreement shall govern and control.

4.     Amendments to Quality Agreement

This Quality Agreement may be amended by the written consent of both parties.

The parties agree to amend terms of this Quality Agreement that must be amended in order that the Product continue to meet regulatory requirements of applicable regulatory agencies, as may exist from time to time.

If an amendment to this Quality Agreement is proposed, the proposing party will circulate the proposed amendment to the appropriate contact person at Supplier and Wyeth for review and internal approval. The appropriate contact person at Supplier and Wyeth is listed in Appendix 2 (Contacts and Responsibilities).

5.     Term of Quality Agreement

This Quality Agreement shall commence on the Effective Date and shall remain in effect for as long as the Supplier supplies Product to Wyeth unless the Quality Agreement is terminated earlier in accordance with the terms of this Quality Agreement.

Either party may terminate this Quality Agreement upon thirty (30) days written notice to the other party.

6.     Use of Third-Parties

Supplier shall not use in any capacity the services of any third-party to manufacture, supply, package, label, inspect, test, release, handle and/or process Product for Wyeth unless Wyeth provides prior written consent to Supplier for such. Before Wyeth grants any such written consent, Wyeth may require that Supplier enter into a written agreement with the third-party (the "Third-Party Agreement") to the satisfaction of Wyeth. This Third-Party Agreement shall define the respective quality responsibilities of Supplier and the third-party and shall provide for confidentiality and non-disclosure of all Wyeth confidential information requiring at least the same degree of protection for Wyeth's confidential information as the obligations of confidentiality and non-disclosure that exist between Supplier and Wyeth. The Third-Party Agreement must be consented to by Wyeth in writing prior to its execution by Supplier and the third-party.

Supplier shall retain all obligations to Wyeth under this Quality Agreement, whether or not a third-party manufactures, supplies, packages, labels, inspects, tests, releases, handles and/or processes the Product for Supplier.

7.     Survival Clause

All regulatory obligations contained herein that are required of either party or both parties by an applicable regulatory authority shall survive termination of this Quality Agreement.

8.     Assignment

Supplier shall not assign any or all of its rights or obligations under this Quality Agreement without Wyeth's prior written consent. Wyeth's consent shall not be required in connection with a merger, consolidation, or a sale of all or substantially all of Supplier's assets or the subject matter of this Quality Agreement to another party (an "Assignment Transaction"). In the event of an Assignment Transaction, Supplier shall provide written notice to Wyeth to the appropriate contact person indicated in Appendix 2. Wyeth shall have the right to assign any or all of its rights or obligations under this Quality Agreement without the consent of Supplier. In the event of an assignment, the assigning party shall continue to be bound by all pre-existing obligations under this Quality Agreement including all obligations of confidentiality and non-disclosure.

9.     Resolution of Quality Issues

Quality related disagreements between Supplier and Wyeth that are not resolved in the normal course of business shall be brought to the attention to the appropriate contact person for notices at the Supplier and Wyeth, in writing, as listed in Appendix 2(Contacts and Responsibilities). If both parties agree that a resolution of the disagreement is reasonably possible, then both Supplier and Wyeth shall agree to work jointly to develop a strategy for such resolution. Supplier and Wyeth further agree to record such resolution in writing.

11.   Debarment

Supplier warrants and represents that it is not debarred under the Generic Drug Enforcement Act of 1992, 21 U.S.C. 335[a] (the "Generic Drug Enforcement Act"), and that it has not been convicted of a crime for which it could be debarred under the Generic Drug Enforcement Act. In connection with the Product, the Supplier further warrants and represents, in that it shall not use in any capacity the services of any person debarred under the Generic Drug Enforcement Act, or convicted of a crime for which a person can be debarred under the Generic Drug Enforcement Act.

12.   Choice of Law: Jurisdiction/Miscellaneous

This Quality Agreement shall be construed and the relationship between the parties determined in accordance with the laws in the State of New Jersey, United States of America, without regard to the conflicts of law principals thereof. Any and all disputes between the parties arising out of or related to this Quality Agreement shall be heard in the state and federal courts located in the State of New Jersey, and the parties hereby consent and submit to the jurisdiction of such courts.

All appendices to this Quality Agreement are attached hereto and incorporated herein by reference. In this Quality Agreement, unless the contrary intention appears: (a) the words "including" and "include" mean "including, but not limited to";(b) the singular includes the plural and vice versa; (c) a reference to a person or entity (including Supplier or Wyeth) includes a reference to the person's executors, administrators, successors, substitutes and assigns; and (f) headings are for reference only and do not form part of this contract.

13.   Quality Responsibilities Table

  Table Key: N = Not Applicable

§	Responsibilities	No Wyeth Supplier
A.	Compliance Requirements
1.01	Follow applicable regulations and current Good Manufacturing Practices, as well as locally imposed requirements.	X	X
1.02	Manufacture, package, ship, store and test the Product and materials in an environment meeting the applicable GMP regulations, which is designed, constructed and maintained in a manner that a) permits the operation therein to be performed under clean, sanitary and orderly conditions; b) permits the effective cleaning of all surfaces; and c) prevents the contamination of the Product and the addition of extraneous material to the Product.		X
1.03	Manufacture the Product in adherence to applicable Board of Health submissions (such as Drug Master File, Device Master File, Product Applications).		X
1.04	Maintain a valid manufacturing license covering manufacture of the Product.		X
1.05	Operate in compliance with applicable environmental, occupational health and safety laws and regulations.		X
1.06	Refrain from activity that could adversely affect quality of the Product.	X	X
1.07	Notify Wyeth of requests for information, notices of violations or other communication from a government agency relating to environmental, occupational health and safety compliance that impact the Product.		X
1.08	Have management controls in place to track and trend investigations and commitments.		X
1.09	Maintain a quality unit that is independent of production that fulfills both quality assurance and quality control responsibilities.		X
1.10	Disposition of Product by quality unit or Qualified Person (QP).	X	X
1.11	Involve the quality unit in all Good Manufacturing Practices related matters.		X
1.12	Notify Wyeth of key organizational and/or key personnel changes.		X
1.13	Maintain internal Good Manufacturing Practices audit program.		X
B.	Right to Audit
2.01	Have the right to audit Supplier's facilities and systems, as they relate to the manufacture of Product, at mutually agreed upon times. Wyeth retains the right to conduct "for cause" audits as necessary.	X
2.02	Schedule visits and/or requests for Product specific documents for review to assure continued adherence to the agreed upon manufacturing process, applicable current Good Manufacturing Practices and other applicable requirements.	X
2.03	Issue Supplier a confidential audit report summarizing audit observations.	X
2.04	Issue responses to all observations in writing to Wyeth within thirty (30) days of receipt. Responses are to include timelines and plans for closure of all commitments.		X
C	Regulatory Inspections and Exchanges
3.01	Coordinate the activities necessary to ensure readiness prior to regulatory agency pre-approval inspections and maintain inspection readiness for all inspections.	X	X

3.02	Notify Wyeth within twenty-four (24) hours of any pending or ongoing regulatory authority inspection or communication related to the Product or the facilities used to produce, test or warehouse the Product. In the event that the inspection is specific only to Product, Supplier shall permit a representative of Wyeth to be present during any such inspection.		X
3.03	Provide copies to Wyeth by facsimile copy or electronically within seventy-two (72) hours of correspondences to and received from regulatory authorities (Boards of Health) related to Wyeth Product and related operations performed by the Supplier.		X
3.04	Provide a copy of the regulatory inspection report, deficiency letter, or regulatory compliance observations, response and related correspondence to Wyeth edited to exclude Supplier proprietary information within three (3) days of receipt. Allow Wyeth to review and comment on the response, relevant to Product supplied to Wyeth, prior to submission of the response to the regulatory authority.	X	X
3.05	Notify Supplier of any regulatory compliance observation received by Wyeth that pertains to operations performed by the Supplier and requires Supplier information.	X
3.06	Provide requested information to Wyeth within ten (10) days of notification or as required to meet regulatory obligations.		X
3.07	Provide Supplier with advance written notification of new or supplemental regulatory submission/application that impact the operations performed by the Supplier.	X
D.	Regulatory Documentation
4.01	Provide all necessary Letters of Authorization to Wyeth to permit reference to the Supplier's Drug Master File or Device Master File in the registration of the Product.		X
4.02	Maintain the Drug Master File, Device Master File or regulatory applications, as applicable, in accordance with the regulations of the applicable regulatory authority.		X
4.03	Notify Wyeth of any Drug Master File, Device Master File or regulatory application change as applicable before submitting the change to authority and prior to implementation.		X
4.04	Upon request provide assistance in the preparation and review pertinent sections of new or supplemental regulatory applications where Wyeth owns the Product registration and submit comments to the proposed application to Wyeth.		X
4.05	Provide sections of Product registration relevant to manufacture of Product.	X
E.	Animal Derived Materials
5.01	Complete Wyeth's Materials Sourcing Questionnaire for raw materials and components.		X
5.02	Have a program aligned with Wyeth requirements to evaluate and control the risk of Transmissible Spongiform Encephalopathy for raw materials and components.		X
5.03	Supplier shall not use any animal derived materials without the prior notification of and approval by Wyeth. The foregoing restriction includes any animal derived materials used in the Product manufacturing process including: (i) those used as machine lubricants and/or oils, and; (ii) any animal derived materials that have contact with Product.		X

5.04	Maintain appropriate records for each lot of animal derived material to ensure traceability. Where required by local regulations, the location where animals lived or were slaughtered (if applicable) must be documented.	X
F.	Buildings and Facilities
6.01	Buildings and facilities used in the manufacture of the Product shall be designed, constructed and maintained to facilitate cleaning, maintenance and operations and to assure orderly placement of equipment and materials to prevent mix-up and contamination as appropriate to the type and stage of manufacture.	X
6.02	Ventilation systems will be designed and maintained to minimize the risk of contamination.	X
6.03	Dispose of sewage, refuse and other waste of in a safe and timely manner following applicable environmental health and safety regulations.	X
6.04	Maintain a set of current drawings for critical utilities including water, electricity, compressed gasses and air handling.	X
6.05	Maintain and document an adequate pest control program.	X
G.	Personnel and Training
7.01	Provide sufficient training to meet obligations of this Quality Agreement.	X
7.02	Provide adequate number of personnel qualified by appropriate training and experience to perform and supervise the manufacture, testing, packaging and disposition of the Product.	X
7.03	Assure training is regularly conducted, assessed and documented by qualified individuals.	X
7.04	Have written job descriptions for positions responsible for performing Good Manufacturing Practices related activities.	X
7.05	Assure that non-employees, including consultants, advising on the manufacture and control of the Product have sufficient education, training, and experience to advise on the subject for which they are retained. Non-employees will be supervised as required and trained in Good Manufacturing Practices.	X
H.	Sub-Contracting and Testing
8.01	If Supplier sub-contracts any laboratory testing or manufacturing work (or like) to a third-party contract laboratory or third- party manufacturer (or the like) (a "Sub-Contractor"), Supplier shall require that such Sub-Contractor shall operate in compliance with current Good Manufacturing Practices, compendia requirements and any other applicable regulations.	X
8.02	Not engage any Sub-Contractor without the prior written consent of Wyeth.	X
8.03	Maintain Sub-Contactor as qualified following approved procedures according to a schedule.	X
8.04	If Supplier engages a Sub-Contractor, Supplier shall cause Sub-Contractor to grant access to Wyeth (or Wyeth's assignee) and/or any applicable regulatory authority for purposes of any Wyeth and/or regulatory authority audits on the same terms and conditions as such access is granted to Wyeth and/or any applicable regulatory authority by Supplier under the terms of this Quality Agreement (including Section 2, Right to Audit and Section 3 Regulatory Inspections and Exchanges as provided herein above) and/or the terms and conditions of any other applicable agreement between Supplier and Wyeth.	X

I.	Change Control
9.01	Have approved written procedures for control of changes impacting the Product including but not limited to manufacturing components or process, packaging materials, labeling, computer hardware/software, Product specifications, and test methods. Include in written procedures the process and criteria for customer notification and approval, follow up and closure of changes.		X
9.02	Notify Wyeth of all changes to facility, process, test methods, quality systems and specifications that impact Product identity, strength, safety, potency, purity, stability regulatory status or validation/qualification. Allow time for Wyeth to comment and approve or reject changes prior to implementation. In the case of emergency changes, Supplier shall follow the procedures defined in Section 12 (Investigations).		X
9.03	Provide copies of change control documentation such as supporting data, validation/qualification reports and change control forms for changes impacting Product as requested by Wyeth.		X
9.04	Have changes reviewed and approved by the Supplier's quality unit.		X
9.05	Supplier and Wyeth shall establish a strategy to secure regulatory approvals as necessary, and shall mutually agree on an implementation timeline.	X	X
J.	Validation/Qualification
10.01	Have a written master validation/qualification plan for the facilities, equipment/instruments, manufacturing process, cleaning procedures, analytical procedures, in process control tests and computerized systems approved by the quality unit.		X
10.02	Prepare and maintain validation/qualification documentation approved by the quality unit, including protocols, reports and associated documentation. Provide such documents to Wyeth upon request.		X
10.03	Validate/qualify as necessary all critical systems, utilities and equipment/instruments used for the manufacture and control of Product (Installation Qualification (IQ), Operational Qualification (OQ), and/or Performance Qualification (PQ)).		X
10.04	Validate/qualify computer systems and associated software used in Good Manufacturing Practices related activities associated with the Product. Procedures must be in place to assure the integrity, archival, retrieval and destruction of the electronic data that comply with applicable regulations.		X
10.05	Validate/qualify methods and procedures for cleaning of equipment with acceptance criteria for residues defined and justified.		X
10.06	Develop and execute a plan for process and method validation/qualification including definition of roles and responsibilities between Supplier and Wyeth for performing technology transfers.	X	X

10.07	Where method validation is performed by Supplier:
	• Supplier shall write method validation protocol,		X
	• Supplier and Wyeth shall review and approve method validation protocol,	X	X
	• Supplier shall execute method validation protocol,		X
	• Supplier shall write method validation report, and		X
	• Supplier and Wyeth shall review and approve method validation report.	X	X
10.08	For process validation:
	• Supplier shall write process validation protocol,		X
	• Supplier and Wyeth shall review and approve process validation protocol,	X	X
	• Supplier shall execute process validation protocol,		X
	• Supplier shall write process validation report, and		X
	• Supplier and Wyeth shall review and approved validation reports.	X	X
10.09	Validate/qualify all manufacturing processes, product formulation, mixing operations and hold times for the formulation process unless otherwise agreed by Wyeth.		X
10.10	Qualify time limitations for each phase of production.		X
10.11	Evaluate protocol deviations encountered during validation/qualification to determine impact on validation/qualification studies, including need to conduct repeat studies.		X
10.12	Evaluate validated/qualified systems and processes periodically to verify they are still operating in a valid manner.		X
K	Preventative Maintenance and Calibration
11.01	Maintain calibration and preventive maintenance procedures and schedules for equipment/instruments using in the manufacture, packaging, testing and validation/qualification of the Product. Include calibration tagging where appropriate.		X
11.02	Document and review (including calibration performed by Sub-Contractor) manufacturing and laboratory equipment/instrumentation calibration data and provide to Wyeth upon request.		X
L	Investigations
12.01	Have appropriate procedures for the identification, investigation, reporting, tracking, trending and closure of deviations. Deviations include but are not limited to known lab errors, atypical results and Out-of-Specification results that occur during the manufacture and testing of the Product, including stability testing (as applicable).		X
12.02	Document and notify Wyeth of any deviation affecting the quality of the Product or any deviation outside of Product registration, if applicable:
    (i) within three (3) days, and
	(ii) prior to release of product.		X
12.03	Notify Wyeth within twenty-four (24) hours of first knowledge of all Out-of-Specification results generated during stability testing of Product.		X
12.04	Provide investigation documentation to Wyeth upon request.		X
12.05	Assist Supplier in investigations when Wyeth deems appropriate.	X
12.06	Complete investigations within thirty (30) days of commencement. Supplier shall not extend any investigation beyond the original thirty (30) day period without the written consent of Wyeth.	X	X
12.07	Complete corrective action commitments resulting from investigation closure within the planned timeframe.		X

M	Documentation and Records
13.01	Document all required process and testing steps at the time such process or testing step is executed.		X
13.02	Have a controlled system to initiate, review, revise, approve, obsolete and archive all Good Manufacturing Practices documentation. System should address revising documents based on requested document changes provided by Wyeth (such as test methods and specifications).	X	X
13.03	Supplier's quality unit must review and approval all Good Manufacturing Practices records.		X
13.04	Retain, archive and destroy all Good Manufacturing Practices documents and data pertaining to Services performed for Wyeth in accordance with Wyeth and regulatory requirements as defined below:
• keep all original analytical records including test results, records, charts, computer reports and graphs for a period of 5 years,
• keep all validation and technical transfer documents in connection with Service performed for Wyeth indefinitely,
• keep original investigation and out of specification report documentation in connections with Services performed for Wyeth for five years, and
• notify Wyeth prior to destruction of records and,
	• Insure that original records are protected from fire and water damage in a limited access area.		X
13.05	Review and approve Master Batch Records.	X	X
13.06	Have all executed batch related records reviewed and approved by Supplier's quality unit prior to batch release. Assure records have a unique identification number.		X

13.07	For laboratory control records, include complete data derived from all tests conducted to ensure compliance with specifications. These records will contain the date and the signature of a second qualified person showing review and verification of the records.	X
13.08	Provide copies of documents or records to Wyeth upon request.	X
13.09	Maintain a document control system for specifications, including: raw materials, Product labeling, packaging materials and other materials that would likely affect Product quality.	X
13.10	Maintain a document control system for Standard Operating Procedures.	X
13.11	Maintain a document control system for specifications of reagents, solutions and laboratory standards, as appropriate.	X
13.12	Provide a complete Certificate of Analysis for the Product, containing at minimum the following information:
• Wyeth Product number,
• Supplier Product number, (if applicable)
• Supplier lot number,
• Name of Product,
• Name of the test,
• Test method,
• Specification limit,
• Expiration date (if applicable)
• Test result (as a numerical value, unless designated Pass/Fail in the specification limit), including re-test results if required,
• Quality Assurance approval and date,
	• Manufacturing site (name and address), and Manufacturing date.	X
13.13	Provide a document certifying Product was manufactured in a current Good Manufacturing Practices compliant facility and was tested in accordance with and meets specifications.	X
N	Annual Product Reviews
14.01	Have procedures to conduct and document annual product reviews on a scheduled basis as agreed to by Wyeth.	X
14.02	Prepare Annual Product Review that includes at a minimum;
• Documentation of trends,
• Corrective action (if any),
• Date of review,
• Signatures/title of the reviewers,
• Product identification,
• Review period,
• Batch records (including reworks),
• Applicable change control records,
• Returned or salvage Product records,
• Product investigation records,
• Non-conforming materials' reports, and
	• Batch record deviations.	X
14.03	Provide copies of Annual Product Review to Wyeth	X
O	Annual Product Report (if applicable)
15.01	Provide data to Wyeth necessary for the submission of Annual Product Reports by a mutually agreed upon date.	X
15.02	Submit data in a mutually agreed to format.	X

P	Production and In Process Controls, Packaging and Labeling
16.01	Have approved written procedures in place for qualification (including audits) of suppliers that provide GMP-materials and services.		X
16.02	Make no changes in the sourcing of production materials (raw materials, packaging materials, processing aids) from the approved supplier list without prior written consent from Wyeth.		X
16.03	Implement and document specifications for raw materials, packaging materials, and Product labeling and processing aids that would likely affect Product quality pursuant to specification documentation provided by Wyeth.		X
16.04	Have approved written procedures for all required in-process sampling and testing.		X
16.05	Procure, test (as required), and disposition raw materials, components, packaging and labeling used in manufacture and packaging of Product.		X
16.06	Document actual yields for the Product, and evaluate actual yields versus theoretical or Wyeth in-process yield control limits.		X
16.07	Notify Wyeth in the event that there is a change in product category manufactured in the same facility and equipment as Wyeth's Product (such as hazardous, deleterious, potent, sensitizing materials, for example: Penicillin).		X
16.08	Provide Product expiration period to Supplier for assigning Product expiry dates.	X
16.09	Have appropriate automatic inspection devices in place to assure the correct product is packaged, the correct labeling is utilized, and any inline marking is completely and accurately located.		X
16.10	Include in shipper label:
• name and address of the manufacturer,
• unique identifying code,
• batch number,
• quantity of contents,
• storage and special transport conditions,
• manufacturing date,
• expiry date, and
	• any special requirements (if applicable).		X
16.11	Develop all labeling in accordance with applicable regulation (including for the country intended for distribution) and Product license.	X	X
16.12	Develop all Product labeling including translations into languages other than standard (US) American English.	X	X
16.13	Have all Product labeling (including any translations) approved by Wyeth prior to use.		X
16.14	Include a representative label in the batch record.		X
16.15	Establish and maintain a program for environmental monitoring including tracking and trending processes.		X
16.16	Retain reserve samples of raw materials, packaging materials and Product label, intermediates (if applicable) and final Product in accordance with Supplier's written procedures.		X

Q	Process Equipment
17.01	Process equipment must be uniquely identified, status tagged and managed with an equipment history log or equivalent system. Process lines will be appropriately identified.		X
17.02	Use appropriate food grade machine lubricants and oils that contain no animal derived materials.		X
17.03	Maintain a current set of "as-built" drawings for equipment and facilities.		X
R	Reprocess
18.01	Approve or disapprove all reprocessing steps. Document approval in specific reprocessing protocols or special batch record instructions. Reprocessing is defined as a repetition of a step (for example, redrying, remilling) using the same equipment and techniques as specified in the original procedure. In addition, an extension of an approved process step is also regarded as reprocessing.	X	X
18.02	Perform reprocessing only where specified in protocol or specific batch record instructions approved by Wyeth.		X
S	Rework
19.01	Have a protocol or procedure that has been approved by both Wyeth and the Supplier for Product requiring rework describing the rationale and justification for the rework processes. Rework is a manufacturing step involving a technique or technology that is not part of the approved process sequence.	X	X
19.02	Approve or disapprove Product requiring rework.	X
T	Laboratory Controls
20.01	Have written procedures for sample management, identification, testing, disposition and recording, approval, tracking, storage, retention and disposal of laboratory data.		X
20.02	Hold samples and dispose of as required by specifications and procedures.		X
20.03	Destroy samples and sample packaging in a secure and legal manner that prevents unauthorized use or diversion in accordance with Suppliers procedures. Maintain destruction records.		X
20.04	Have approved written procedures and document the preparation and use of reference standards, reference materials, reagents, and solutions including qualification/requalification of use period.		X
20.05	Mutually agree on source, grade and characterization of reference standards/materials.	X	X
20.06	Have appropriate specifications and test procedures for the Product, which are consistent with the applicable, approved filing and/or compendia monograph.	X	X
20.07	Test Product in accordance with qualified or validated methods as appropriate and with specifications using calibrated, qualified equipment.		X
20.08	Verify compendia test methods (i.e. USP, EP, BP, JP). Supply a certificate of equivalency or verification report to Wyeth, if applicable. Follow approved change to test procedures for changing test methods.		X
20.09	Transfer all test methods validated by Wyeth according to protocols approved by Supplier and Wyeth.	X	X
20.10	Ensure method transfers have been completed and approved prior to the generation of any GMP test data.		X

U.	Retest
21.01	Have prior written consent from Wyeth's Quality Assurance Unit for retesting the product (excluding routine stability testing).		X
21.02	Perform retesting in accordance with approved protocols or procedures.		X
V.	Stability (if applicable to service being provided)
22.01	Maintain a documented, ongoing stability program to monitor the stability of the Product using stability indicating procedures.		X
22.02	Store stability samples in market containers under International Conference on Harmonization storage conditions.		X
22.03	Write and review stability protocol and reports.		X
22.04	Approve stability protocols prior to executing stability studies.	X	X
22.05	Execute stability studies.		X
22.06	Approve stability reports.	X	X
22.07	Provide approved stability protocols and stability reports to Wyeth upon request.		X
22.08	Assign and approve appropriateness of storage conditions and retest or expiry date base on stability data.	X	X
22.09	Place the first three commercial production batches and at least one batch per year on stability or as required by applicable regulatory agencies.	X	X
22.10	Perform stability testing of reworked/reprocessed batches or those associated with investigations or revalidations/requalifications as required by Wyeth.		X
W.	Storage and Distribution
23.01	Validate/qualify and maintain storage facilities appropriate for conditions specified on the Product label. Maintain records of any critical parameters.		X
23.02	Establish and maintain an environmental monitoring program including trending activities to assure adherence to specified Product, raw material, packaging material and component storage conditions (such as temperature and humidity).		X
23.03	Have validated/qualified systems for controlling quarantined, rejected or recalled materials and segregate rejected or recalled materials.		X
23.04	Provide Product Material Safety Data Sheet or equivalent.		X
23.05	Ship Product in accordance with Wyeth qualified transportation requirements.		X
23.06	In the event of an environmental excursion affecting Product, notify Wyeth within three (3) business days and make subsequent investigation available to Wyeth upon request.		X
23.07	Have a system in place for assuring unreleased Product is not shipped unless authorized by Wyeth quality unit.	X	X
X.	Control, Disposal and Destruction of Production Materials
24.01	Have a procedure for the access, control, reconciliation, disposition, disposal, and destruction of production materials proprietary to Wyeth or bearing Wyeth proprietary information used in the Product manufacture, packaging and labeling that include but is not limited to:
• Active Pharmaceutical Ingredient
• Tooling, dies, printing rolls, plates and associated drawings used in the manufacturing of Product.
	• Wyeth printed components and materials used to print such component, including but not limited to: printed components, containers, closures, tools, dies, plates, drawings and artwork including all electronic files.		X
24.02	Dispose and destroy production materials in a secure and legal manner that prevents unauthorized use or diversion in compliance with environment regulations. Maintain destruction records.		X

Y.	Complaints
25.01	Have written procedures in place to document, investigate and manage all product quality related complaints.	X	X
25.02	Where Wyeth is the Product registration holder or where Product manufactured for Wyeth is an Over the Counter Pharmaceutical, Dietary Supplement or Infant Nutritional;
	• Supplier shall notify Wyeth within 24 hours of Product complaints received by Supplier that impact quality, purity, safety and effectiveness of distributed Product that are likely to result in a field alert, BPDR and/or recall,		X
	• Wyeth shall conduct and complete complaint investigation,	X
	• Supplier shall assist in investigations of Product related complaints, as requested by Wyeth and report progress of investigation to Wyeth within 10 days,		X
	• Wyeth shall retain complaint investigation records and evaluate trends and severity, and	X
	• Supplier shall implement corrective actions associated with manufacture of Product.		X
25.03	Where the Supplier is the Product registration holder;
	• Wyeth shall notify Supplier within 24 hours of Product complaints that impact quality, purity, safety and effectiveness of distributed product that are likely to result in a field alert, BPDR and/or recall,	X
	• Supplier shall conduct and complete complaint investigation,		X
	• Wyeth shall assist in investigations of Product related complaints, as requested by Wyeth and report progress of investigation to Supplier within 10 days,	X
	• Supplier shall retain complaint investigation records and evaluate trends and severity, and		X
	• Supplier shall implement corrective actions as necessary.		X
25.04	[NOTE TO AUTHOR: Where the business arrangement is other than defined in sections 25.02 and 25.03, (for example; some co-marketing and co-promotion arrangements), the author shall consult Legal to further define the responsibilities for Complaints.	N	A
25.05	NOTE TO AUTHOR: Contact by Global Safety, Surveillance & Epidemiology (GSSE) Contractual Agreements department who shall provide adverse experience language upon request. This may include an additional appendix to this Quality Agreement. Attached to the Supply Agreement	N	A

Z.	Field Alerts, Biological Product Deviation Reports and Recalls
26.01	Where Wyeth is the Product registration holder or where Product manufactured for Wyeth is an Over the Counter Pharmaceutical, Dietary Supplement or Infant Nutritional;
	• Wyeth shall have approved procedures for issuing field alerts, biological product deviation reports (as applicable) and recall that address the decision making process, correspondence with regulatory agencies management of recalls, and reconciliation of returned Product,	X
	• Wyeth shall facilitate the process for determining the need to issue field alerts, biological product deviation reports or recalls,	X
	• Supplier shall participate in the investigation to make the decision to issue field alerts, biological product deviation reports or recalls,		X
	• Supplier shall review correspondence for submission to regulatory agency, as requested by Wyeth,		X
	• Wyeth shall issue correspondence to regulatory agencies, and	X
	• Wyeth shall manage recall and reconciliation of returned Product.	X
26.02	Where the Supplier is the Product registration holder:
	• Supplier shall have approved procedures for issuing field alerts, biological product deviation reports (as applicable) and recall that address the decision making process, correspondence with regulatory agencies management of recalls, and reconciliation of returned Product,		X
	• Supplier shall facilitate the process for determining the need to issue field alerts, biological product deviation reports or recalls,		X
	• Wyeth shall participate in the investigation to make the decision to issue field alerts, biological product deviation reports or recalls,	X
	• Supplier and Wyeth shall make final decision to issue field alerts, Biological Product Deviation Reports or recalls,	Nk	X
	• Supplier shall review correspondence for submission to regulatory agency, as requested by Wyeth,		X
	• Supplier shall issue correspondence to regulatory agencies, and		X
	• Wyeth shall manage recall and reconciliation of returned Product.	X
26.03	Purposely left blank

APPENDIX 1: (Definition of Product)

"Product" shall mean the following:

A Metered Dose Inhaler containing epinephrine as the active ingredient and Approved CFCs as propellant, which meets the Specifications.

APPENDIX 2: (Contacts and Responsibilities)

	Supplier	Wyeth
	Quality Assurance	Quality Assurance

Name

Title

Phone/Fax

Address (mail/delivery)

Electronic

	Quality Assurance	Quality Assurance

Name

Title

Phone/Fax

Address (mail/delivery)

Electronic

	Account Manager	Commodity Manager

Name

Title

Phone/Fax

Address (mail/delivery)

Electronic

APPENDIX 2: Page 2 (Contacts and Responsibilities)

        The Contact Person for Notices should be the Head of the Quality Division or equivalent in each company.

Contact Person for Notices

(including Notices of Amendment, Assignment,
Termination, Resolution of Quality Issues)

	Supplier	Wyeth

Name

Title

Phone/Fax

Address (mail/delivery)

With a Copy to:
	Supplier	Wyeth

Name

Title

Phone/Fax

Address (mail/delivery)

Electronic

EXHIBIT C

Technology Transfer Plan for Primatene Mist ® and Costs

[***]

[***] Certain information comprising 10 pages has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D

Issued Purchase Orders

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT E

List of Equipment and Corrective Measures for Manufacture

[***]

[***] Certain information comprising 2 pages has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT F

Pre-launch Activities for Manufacture
under ARMSTRONG's ANDA

[***]

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT G

Criteria for Water System

Purified Water USP System

  A.
  Armstrong Pharmaceuticals will install a Purified Water USP System to meet the quality specifications set forth by Wyeth in a memo dated June 2, 2004 from Mark Knappe of Wyeth to Ed Shaughnessy of Armstrong Pharmaceuticals.

  B.
  If the water system to be installed by Armstrong Pharmaceuticals is not completed (i.e. validated) prior to manufacture of process capability batches, stability batches, or process validation batches, Armstrong Pharmaceuticals will use Water for Injection (WFI) water sourced from a third party for compounding those batches.

  C.
  Wyeth will have an opportunity to review prior to Armstrong Pharmaceuticals final approval the following Documents as they are generated for the Purified Water USP Systems:

  a.
  Design Specifications and Requirements for System

  b.
  Piping and Instrumentation Diagram(s) PIDs for System

  c.
  Standard Operating Procedures (SOPs) for Operation, Cleaning and Maintenance of the System

  d.
  Preventative Maintenance Schedule for the System

  e.
  Installation and Operation Qualification Validation Protocols and Final Reports

  f.
  Performance Qualification Validation Protocols and Final Reports

  D.
  Armstrong Pharmaceuticals will provide Wyeth with periodic project updates on the design, installation, and validation of the Purified Water USP System to the WCH Project Management contact for the project.

  E.
  After completion of validation of the Purified Water USP System, Armstrong Pharmaceuticals will make available, at the request of Wyeth, the following data and information:

  a.
  Routine Monitoring Data (test results) on water quality

  b.
  Investigation Reports on water quality failures (out of specification results)

  c.
  Annual review of the water system performance

  F.
  Water System shall be installed and validated by no later than December 31, 2004.

EXHIBIT H

Adverse Experience Reporting Procedures—WYETH's NDA

The Parties agree to comply with any and all governmental laws, regulations and orders that are applicable now and in the future in connection with adverse experience collection and reporting on the Product.

WYETH shall be solely responsible for all pharmacovigilance activities regarding Product manufactured by ARMSTRONG for WYETH, including but not limited to: adverse experience or adverse drug reaction reporting including literature review and associated reporting; AE/ADR follow-up reporting; preparation and submission of all safety reports to the FDA as required per US Code of Federal Regulations (CFR), title 21 § 314.80; maintaining the safety database; all interactions with health authorities; periodic submissions; labeling modifications; safety monitoring and detection and safety measures (eg, Dear Doctor Letter, restriction on distribution).

Definitions.    The following definitions have been drafted in accordance with United States Code of Federal Regulations (CFR), title 21 as stated now and in the future and apply to this Agreement.

  (a)
  An adverse experience (AE) is any untoward, undesired, or unplanned event in the form of signs, symptoms, disease, or laboratory or physiological observations occurring in a person administered the Product or in a clinical study. The event or experience does not need to be causally related to the Product or clinical study. An AE includes, but is not limited to:

    •
    Any clinically significant worsening of a pre-existing condition;

    •
    An AE occurring from Product overdose (ie, a dose higher than that prescribed by a healthcare professional for clinical reasons, or a dose higher than that described on the Product label) whether accidental or intentional;

    •
    An AE occurring from abuse (eg, use for non-clinical reasons) of the Product;

    •
    An AE occurring from discontinuation of the Product (Product withdrawal; and

    •
    Any failure of expected pharmacological action.

  (b)
  Adverse drug reaction (ADR) is defined as:

    In the pre-approval clinical experience with a new medicinal product or its new usages, particularly as the therapeutic dose(s) may not be established:

      "All noxious and unintended responses to a medicinal product related to any dose should be considered adverse drug reactions."

      The phrase "responses to medicinal products" means that a causal relationship between a medicinal product and an adverse event is at least a reasonable possibility, (ie, the relationship cannot be ruled out).

    Regarding marketed medicinal products:

      An ADR is a response to a drug which is noxious and unintended and which occurs at doses normally used in man for prophylaxis, diagnosis, therapy of disease, or for modification of physiological function.

  (c)
  Certain information, while not meeting the above definition of an AE, shall nonetheless be exchanged. This information, hereinafter referred to as "Other Information Reportable to WYETH", includes:

      •
      Abuse (eg, use for non-clinical reasons) with or without an AE;

        •
        Inadvertent or accidental exposure, with or without an AE;

        •
        An unexpected therapeutic or clinical benefit from use of the product;

        •
        A case involving a pregnancy exposure to the product;

        •
        Overdose with or without an AE;

        •
        Medication errors without an AE;

        •
        Any failure of expected pharmacological action; or

        •
        AEs of special interest as designated by Wyeth or regulatory authority.

Exchange.    To the extent ARMSTRONG becomes aware of or receives any information, including follow-up, regarding an AE/ADR or Other Information Reportable to WYETH associated with the use of the Product manufactured by ARMSTRONG for WYETH, ARMSTRONG shall promptly provide WYETH with such information within five (5) calendar days of the date received by ARMSTRONG. If there is any doubt whether the AE/ADR came from Product manufactured by ARMSTRONG for WYETH, ARMSTRONG shall treat the AE/ADR as such and forward the AE/ADR to WYETH.

AE/ADR information and Other Information Reportable to WYETH received by ARMSTRONG shall be transmitted by:

  a.
  Facsimile: 610-989-5544 or

  b.
  Overnight courier to:

      Global Safety Surveillance & Epidemiology
      Wyeth Research
      GSSE Triage Unit
      Dock E
      500 Arcola Road
      Collegeville, PA 19426

For purposes of case reconciliation, ARMSTRONG shall send a list of all AE/ADR information regarding the Product manufactured by ARMSTRONG for WYETH with local tracking numbers transmitted over the previous month to WYETH. Reconciliation of the prior month shall be completed by the end of the following month. If discrepancies are noted, either by reconciliation or other means, the responsible individuals at ARMSTRONG and WYETH shall handle the matter on a case-by-case basis until satisfactory resolution.

The Parties agree to meet after the effective date to establish a detailed Safety Agreement, if necessary, outlining the responsibilities of each Party in connection with collecting and reporting adverse events as well as Literature Reports, Follow-up Reports, Reconciliation, US Periodic Reports, Periodic Safety Update Reports, Product Labeling Activities, and Pharmacovigilance related to the Products which will supersede this Exhibit H.

EXHIBIT I

Adverse Experience Reporting Procedures ARMSTRONG's ANDA

The Parties agree to comply with any and all governmental laws, regulations and orders that are applicable now and in the future in connection with adverse experience collection and reporting on the Product.

ARMSTRONG shall be solely responsible for all pharmacovigilance activities regarding the Product manufactured by ARMSTRONG for ARMSTRONG including but not limited to: adverse experience or adverse drug reaction reporting including literature review and associated reporting; AE/ADR follow-up reporting; preparation and submission of all safety reports to the FDA as required per US Code of Federal Regulations (CFR), title 21 § 314.80; maintaining the safety database for Product manufactured by ARMSTRONG for ARMSTRONG; all interactions with health authorities; periodic submissions; labeling modifications; safety monitoring and detection and safety measures (eg, Dear Doctor Letter, restriction on distribution).

WYETH shall be solely responsible for all pharmacovigilance activities regarding the Product manufactured by ARMSTRONG for WYETH including but not limited to: adverse experience or adverse drug reaction reporting including literature review and associated reporting; AE/ADR follow-up reporting; preparation and submission of all safety reports to the FDA as required per US Code of Federal Regulations (CFR), title 21 § 314.80; maintaining the safety database for Product manufactured by ARMSTRONG for WYETH; all interactions with health authorities; periodic submissions; labeling modifications; safety monitoring and detection and safety measures (eg, Dear Doctor Letter, restriction on distribution).

Definitions.    The following definitions have been drafted in accordance with United States Code of Federal Regulations (CFR), title 21 as stated now and in the future and apply to this Agreement.

  (a)
  An adverse experience (AE) is any untoward, undesired, or unplanned event in the form of signs, symptoms, disease, or laboratory or physiological observations occurring in a person administered the Product or in a clinical study. The event or experience does not need to be causally related to the Product or clinical study. An AE includes, but is not limited to:

    •
    Any clinically significant worsening of a pre-existing condition;

    •
    An AE occurring from Product overdose (ie, a dose higher than that prescribed by a healthcare professional for clinical reasons, or a dose higher than that described on the Product label) whether accidental or intentional;

    •
    An AE occurring from abuse (eg, use for non-clinical reasons) of the Product;

    •
    An AE occurring from discontinuation of the Product (Product withdrawal; and

    •
    Any failure of expected pharmacological action.

  (b)
  Adverse drug reaction (ADR) is defined as:

    In the pre-approval clinical experience with a new medicinal product or its new usages, particularly as the therapeutic dose(s) may not be established:

      "All noxious and unintended responses to a medicinal product related to any dose should be considered adverse drug reactions."

      The phrase "responses to medicinal products" means that a causal relationship between a medicinal product and an adverse event is at least a reasonable possibility, (ie, the relationship cannot be ruled out).

    Regarding marketed medicinal products:

      An ADR is a response to a drug which is noxious and unintended and which occurs at doses normally used in man for prophylaxis, diagnosis, therapy of disease, or for modification of physiological function.

  (c)
  Certain information, while not meeting the above definition of an AE, shall nonetheless be exchanged. This information, hereinafter referred to as "Other Information Reportable to Other Party", includes:

      •
      Abuse (eg, use for non-clinical reasons) with or without an AE;

      •
      Inadvertent or accidental exposure, with or without an AE;

      •
      An unexpected therapeutic or clinical benefit from use of the product;

      •
      A case involving a pregnancy exposure to the product;

      •
      Overdose with or without an AE;

      •
      Medication errors without an AE;

      •
      Any failure of expected pharmacological action; or

      •
      AEs of special interest as designated by either Party or regulatory authority.

Exchange.    To the extent WYETH becomes aware of or receives any information, including follow-up regarding an AE/ADR or Other Information Reportable to Other Party associated with the use of the Product manufactured by ARMSTRONG for ARMSTRONG, WYETH shall promptly provide ARMSTRONG with the source information within five (5) calendar days of the date received by WYETH. If there is any doubt whether the AE/ADR came from Product manufactured by ARMSTRONG for ARMSTRONG, WYETH shall treat the AE/ADR as such and forward the AE/ADR to ARMSTRONG.

AE/ADR information and Other Information Reportable to Other Party received by WYETH shall be transmitted by:

  (a)
  Facsimile:    or

  (b)
  Overnight courier to:

To the extent ARMSTRONG becomes aware of or receives any information, including follow-up regarding an AE/ADR or Other Information Reportable to Other Party associated with the use of the Product manufactured by ARMSTRONG for WYETH, ARMSTRONG shall promptly provide WYETH with the source information within five (5) calendar days of the date received by ARMSTRONG. If there is any doubt whether the AE/ADR came from Product manufactured by ARMSTRONG for WYETH, ARMSTRONG shall treat the AE/ADR as such and forward the AE/ADR to WYETH.

AE/ADR information and Other Information Reportable to Other Party received by ARMSTRONG shall be transmitted by:

  (a)
  Facsimile: 610-989-5544 or

  (b)
  Overnight courier to:

      Global Safety Surveillance & Epidemiology
      Wyeth Research
      GSSE Triage Unit
      Dock E

      500 Arcola Road
      Collegeville, PA 19426

For purposes of case reconciliation, the Parties shall send a list of all AE/ADR information regarding the Product with local tracking numbers transmitted over the previous month to other Party. Reconciliation of the prior month shall be completed by the end of the following month. If discrepancies are noted, either by reconciliation or other means, the responsible individuals at ARMSTRONG and WYETH shall handle the matter on a case-by-case basis until satisfactory resolution.

Periodic Report.    The Parties, in accordance with the CFR, shall produce the US PR for their respective Product.

Health Authority or Ad Hoc Queries.    The Parties shall be responsible for responding to all safety queries from regulatory health authorities (or agencies acting on the health authorities' behalf) as well as any ad hoc request for a safety query,directed to that Party's Product. The Parties agrees to provide the other Party with any data relevant to a specific query. This information shall be provided as soon as reasonable given the context of the response deadline imposed by the regulatory authority or, if not explicitly stated, the expectations for the response deadline interpreted by the Party who received the request. Each Party agrees to copy the other Party on their respective response.

Signal Detection.    Each Party shall promptly review all information concerning safety of the Product that it has obtained from any source, foreign or domestic, including data derived from clinical trials, epidemiologic studies, and commercial marketing experience reports as part of the scientific literature and from unpublished scientific papers. Of the said information concerning the safety of the Product, if a detected signal has impact on the established safety profile of the Product and new significant risk factors are identified, each Party shall expeditiously communicate the information to the other Party and prior to any specific safety measures.

Specific Safety Measures.    The Parties shall advise each other of any actions, relating to safety of the Product, that were taken by either the ANDA Holder, Distributor or by regulatory health authority (eg, restriction in distribution) as soon as possible but in no event later than one (1) business day. If a specific safety action is needed, WYETH and ARMSTRONG shall coordinate to address any action taken.

The Parties agree to meet after the effective date to establish a detailed Safety Agreement outlining the responsibilities of each Party in connection with collecting and reporting adverse events as well as Literature Reports, Follow-up Reports, Reconciliation, US Periodic Reports, Periodic Safety Update Reports, Product Labeling Activities, and Pharmacovigilance related to the Products which will supersede this Exhibit I.

EXHIBIT J

Price Per Unit For Manufacture Under WYETH's NDA

Unit Volumes per Contract Year	15ml Complete	15ml Refill	22.5ml Refill
Less than [***]	[***]	[***]	[***]
[***] to [***] units	[***]	[***]	[***]
Greater than [***] units up to [***] units	[***]	[***]	[***]
Greater than [***] units	[***]	[***]	[***]

*
If Wyeth elects to proceed with Option A, Armstrong will provide the costing detail (in a similar format to exhibit K) within 30 days to support the above pricing.

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT K

Price Per Unit For Manufacture Under ARMSTRONG's ANDA

Unit Volumes per Contract Year	15ml Complete	15ml Refill	22.5ml Refill
Less than [***] units	[***]	[***]	[***]
[***] units or greater	[***]	[***]	[***]

        Cost breakout attached.

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Product Cost Model (15 MI Complete)

Contract Manufacturer:	Armstrong Pharmaceuticals, Inc.				SKU No.:
Site:	423 LaGrange St. W. Roxbury MA, 02132				Product Description:	Epinephrine Mist

Effective Date	[***]				Pricing			Yield		[***]

Raw Material	Item #	Supplier, Site		cost/kg	kg/batch	[***]		cost/unit	Manufacturing & Packaging

Epinephrine		[***]	$	[***]	[***]		$	[***]
CFC 12		[***]	$	[***]	[***]		$	[***]	Hours/shift
CFC 114		[***]	$	[***]	[***]		$	[***]	Labor
Ascorbic Acid		[***]	$	[***]	[***]		$	[***]	Overhead $/shift
Ethanol		[***]	$	[***]	[***]		$	[***]	Output/shift
Hydrochloric Acid		[***]	$	[***]	[***]		$	[***]	$ per Labor Hour
Nitric Acid		[***]	$	[***]	[***]		$	[***]
Water		[***]	$	[***]	[***]		$	[***]	Cost per unit	[***]
						RM Cost per unit	$	[***]
						[***]			Cost per unit
						Units/sku			Secondary Packaging
						Total RM Cost per SKU			(if not included above)

Packaging Materials	Item #	Supplier, Site		cost/unit	units	[***]		cost/unit	Hours/shift
[***]		[***]	$	[***]	[***]		$	[***]	Labor
[***]		[***]	$	[***]	[***]	[***]	$	[***]	Overhead $/shift
[***]		[***]	$	[***]	[***]		$	[***]	Output/shift
[***]		[***]	$	[***]	[***]		$	[***]	$ per Labor Hour
[***]		[***]	$	[***]	[***]		$	[***]
[***]		[***]	$	[***]	[***]		$	[***]	Cost per unit (1)	[***]
[***]		[***]	$	[***]	[***]		$	[***]
[***]		[***]	$	[***]	[***]		$	[***]	Testing
[***]		[***]	$	[***]	[***]		$	[***]	Raw Materials
[***]		[***]	$	[***]	[***]		$	[***]	Pkg Materials
[***]		[***]	$	[***]	[***]		$	[***]	In-Process
						Cost per sku	$	[***]	Finished Goods
[***]
Note:						Total pkg Matl Cost per SKU			Cost per unit	[***]
[***]
									Total Cost per unit	[***]
									Mark Up	[***]
									Selling Price to WCH	[***]

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Product Cost Model (15 MI Refill)

Contract Manufacturer:	Armstrong Pharmaceuticals, Inc.				SKU No.:
Site:	423 LaGrange St. W. Roxbury MA, 02132				Product Description:	Epinephrine Mist

Effective Date	[***]				Pricing			Yield		[***]

Raw Material	Item #	Supplier, Site		cost/kg	kg/batch	[***]		cost/unit	Manufacturing & Packaging

Epinephrine		[***]	$	[***]	[***]		$	[***]
CFC 12		[***]	$	[***]	[***]		$	[***]	Hours/shift
CFC 114		[***]	$	[***]	[***]		$	[***]	Labor
Ascorbic Acid		[***]	$	[***]	[***]		$	[***]	Overhead $/shift
Ethanol		[***]	$	[***]	[***]		$	[***]	Output/shift
Hydrochloric Acid		[***]	$	[***]	[***]		$	[***]	$ per Labor Hour
Nitric Acid		[***]	$	[***]	[***]		$	[***]
Water		[***]	$	[***]	[***]		$	[***]	Cost per unit	[***]
						RM Cost per unit	$	[***]
						[***]			Cost per unit
						Units/sku			Secondary Packaging
						Total RM Cost per SKU			(if not included above)

Packaging Materials	Item #	Supplier, Site		cost/unit	units	[***]		cost/unit	Hours/shift
[***]		[***]	$	[***]	[***]		$	[***]	Labor
[***]		[***]	$	[***]	[***]	[***]	$	[***]	Overhead $/shift
[***]		[***]	$	[***]	[***]		$	[***]	Output/shift
[***]		[***]	$	[***]	[***]		$	[***]	$ per Labor Hour
[***]		[***]	$	[***]	[***]		$	[***]
[***]		[***]	$	[***]	[***]		$	[***]	Cost per unit (1)	[***]
[***]		[***]	$	[***]	[***]		$	[***]
[***]		[***]	$	[***]	[***]		$	[***]	Testing
[***]		[***]	$	[***]	[***]		$	[***]	Raw Materials
Pkg Materials
In-Process
						Cost per sku	$	[***]	Finished Goods
[***]
Note:						Total pkg Matl Cost per SKU			Cost per unit	[***]
[***]
									Total Cost per unit	[***]
									Mark Up	[***]
									Selling Price to WCH	[***]

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT L

NON-DISCLOSURE AGREEMENT

[LOGO of Wyeth]

        December 10, 2003

Armstrong Pharmaceuticals, Inc.
423 LaGrange Street
West Roxbury, Massachusetts 02132

Re: Confidentiality Agreement

Ladies and Gentlemen:

In the course of discussions between Wyeth, acting through its Wyeth Consumer Healthcare Division (hereinafter referred to as "WCH") and Armstrong Pharmaceuticals, Inc. (hereinafter referred to as "Armstrong") relating to the possible manufacture of Primatene Mist, the possible development of a new formulation for Primatene Mist and Dristan Mist, WCH may disclose to Armstrong certain information, materials and/or data related to these products and WCH's marketing plans and/or business generally (hereinafter referred to as "WCH Information") and Armstrong may disclose to WCH information relating to its manufacturing process (hereinafter referred to as "Armstrong Information").

        The term "Information" shall refer to WCH Information, Armstrong Information, or both, as the context shall dictate, Each party represents that it has the right to disclose its Information to the other. It is acknowledged that WCH Information and/or Armstrong Information may be disclosed not only in writing or other tangible form but also through discussions between our respective representatives, demonstrations, observations and other intangible methods.

        WCH is prepared to disclose WCH Information to Armstrong and to accept the disclosure of Armstrong Information, and Armstrong is prepared to disclose Armstrong Information to WCH and to accept the disclosure of WCH Information, on the following terms and conditions:

        1.     Each receiving party agrees, during the term of this Agreement and for the period ending five (5) years thereafter, not to disclose to any third party, or to use other than for the purpose hereinabove set forth, any of the disclosing party's Information; provided that these restrictions on disclosure and use shall not apply to any Information which:

  (a)
  at, prior or subsequent to the time of such disclosure is independently known to the receiving party without obligation of secrecy to a third party;

  (b)
  at, prior or subsequent to the time of disclosure, becomes part of the public knowledge through no breach hereof by the receiving party;

  (c)
  subsequent to the time of such disclosure is the subject of another agreement between the parties hereto which permits use and/or disclosure; or

  (d)
  is required by law or judicial process to be disclosed

        2.     Each party represents that the foregoing obligations and commitments on its part shall be binding upon each of its individual employees who shall have access to any of the Information of the other party and that, unless it has done so already, each party shall do all things necessary in order to bind each such employee in writing. Each party shall, within its organization, limit access to such Information on a "need-to-know" basis.

        3.     Upon the written request of the disclosing party, the receiving party shall return all the Information of the disclosing party, or destroy such Information at the option of the disclosing party; provided that one (1) copy of such Information may be retained by the receiving party, solely for the purpose of monitoring its ongoing obligations hereunder.

        4.     Nothing herein shall be considered as granting to either party hereto by implication, estoppel or otherwise, any right, title or interest in, or any license, immunity or other right under, any patent, or any of the Information of the other party, or as requiring either party to enter into any further agreements relating to this matter.

        5.     The term of this Agreement shall expire one (1) year from the above date, unless extended by mutual written agreement, but the obligations imposed hereunder in Paragraphs 1, 3 and 4 shall survive such expiration.

        6.     This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and shall not be amended orally, but only by an agreement in writing, signed by both parties that states that it is an amendment to this Agreement.

        7.     Any notice expressly provided for under this Agreement shall be in writing, shall be given either manually or by mail, and shall be deemed sufficiently given if and when received by the party to be notified at its address first set forth above, or if and when mailed by certified or registered mail, postage prepaid, addressed to such party at such address. Either party may, by notice in writing to the other, change its address for receiving such notices.

        8.     This Agreement shall be construed in accordance with and governed by the law of the State of New Jersey, without giving effect to any conflict of laws provisions.

        If the foregoing is acceptable to you, please so indicate by signing and returning to WCH this Agreement which is being presented to you in duplicate. In due course, WCH will return a fully executed copy hereof to Armstrong binding upon both parties effective as of the date first hereinabove written.

Very truly yours,

WYETH, acting through its Wyeth Consumer Healthcare Division

By:	/s/ ME MOLLOY Name: Me Molloy Title: Vice President
ACKNOWLEDGED, ACCEPTED AND AGREED TO:

ARMSTRONG PHARMACEUTICALS, INC.

By:	/s/ DAVID W. NASSIF Name: David W. Nassif Title: CFO

EXHIBIT M

21 CFR 2.125

        Pursuant to 21 CFR 2.125(g), FDA may, on its own initiative or in response to a petition filed by any person requesting them to do so, initiate notice-and-comment rulemaking to remove an essential use of a metered-dose inhaler product containing epinephrine. To remove an essential use from the list, compelling evidence of any one of the following criteria must be submitted:

1.
The product is no longer being marketed or

2.
After January 1, 2005, FDA determines after consultation with an advisory committee and after an open public meeting that the product using an ODS no longer meets all the following criteria:

a.
Substantial technical barriers exist to formulating the product without ODSs;

b.
The product provides an unavailable important public health benefit; and

c.
Use of the product does not release cumulatively significant amounts of ODSs into the atmosphere or the release is warranted in view of the unavailable important public health benefit or

3.
For an active moiety marketed as an ODS product with one NDA, at least one equivalent non-ODS product with the same active moiety is being marketed, supplies of the non-ODS product are sufficient to meet patient need, adequate U.S. postmarketing use data are available for the non-ODS product, and patients who medically required the ODS product are adequately served by the equivalent non-ODS product and other available products or

4.
For an active moiety marketed as an ODS product with two or more NDAs, at least two equivalent non-ODS products with the same active moiety are being marketed, supplies of the non-ODS products are sufficient to meet patient need, adequate U.S. postmarketing use data are available for the non-ODS products, and patients who medically required the ODS product are adequately served by the equivalent non-ODS products and other available products.)

QuickLinks

  Exhibit 10.26
TABLE OF CONTENTS
APPENDIX 1: (Definition of Product)
EXHIBIT C Technology Transfer Plan for Primatene Mist ® and Costs
EXHIBIT E List of Equipment and Corrective Measures for Manufacture
EXHIBIT F Pre-launch Activities for Manufacture under ARMSTRONG's ANDA
EXHIBIT G Criteria for Water System
EXHIBIT H Adverse Experience Reporting Procedures—WYETH's NDA
EXHIBIT I Adverse Experience Reporting Procedures ARMSTRONG's ANDA